City National Rochdale Funds

City National Rochdale Municipal High Income Fund

400 Park Avenue, New York, New York 10022

October 9, 2026

Your action is required. Please vote today.

Dear Valued Shareholder:

Enclosed is a notice and combined Proxy Statement and Prospectus (the “Proxy Statement”) relating to a Special Meeting of Shareholders of  City National Rochdale Municipal High Income Fund  (the “Target Fund”).

A Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund, a series of City National Rochdale Funds (the “Target Trust”), will be held  as an in-person meeting at 400 Park Avenue, New York, New York 10022, on   November 10, 2026 at 1:30 pm, Eastern Time. At the Special Meeting, shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization (the “Reorganization”) of the Target Fund into the American Beacon Aberdeen Municipal High Income ETF (“Acquiring ETF”), a series of American Beacon Select Funds (“Acquiring Trust”), as further described below. The Target Fund and Acquiring ETF are each referred to herein as a “Fund.”

RBC Rochdale, LLC (“RBC” or the “Advisor”) is the investment adviser of the Target Fund, whereas American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) is the manager of the Acquiring ETF, and abrdn Inc. (“Aberdeen” or “Sub-Advisor”) is the sub-advisor of the Acquiring ETF.

You are being asked to review the enclosed Proxy Statement and to cast your vote on the proposal to reorganize the   Target Fund with and into the Acquiring ETF. If the Reorganization Plan is approved by the Target Fund’s shareholders, and certain other conditions set forth in the Reorganization Plan are fulfilled, the Reorganization is  expected to close on or about March 12, 2027 or such other date as may be agreed between the Target Trust and the Acquiring Trust in writing (the “Closing Date”). If the Reorganization Plan is approved, you will receive shares of the Acquiring ETF with the same aggregate NAV as your shares of the Target Fund as of the close of business on the Closing Date (valued in accordance with the Acquiring ETF’s valuation procedures), except you will receive cash equal to the net asset value (“NAV”) of any fraction of a share of the Acquiring ETF that you would have received in the exchange. The conversion of any fraction of a share to cash may be subject to fees and expenses and will be a taxable event.

Aberdeen’s portfolio managers, who currently are responsible for the day-to-day management of the Acquiring ETF, will continue to serve as the portfolio managers for the Acquiring ETF. The Acquiring ETF, which is an existing series of the Acquiring Trust for which American Beacon is the manager and Aberdeen is the sub-advisor, will acquire the assets and assume the liabilities of the Target Fund. The Acquiring ETF has lower total annual operating expenses than each class of the Target Fund.

Class N shares of the Target Fund will be combined into Servicing Class shares of the Target Fund in advance of the Reorganization. The Acquiring ETF offers a single class of shares. The Acquiring ETF currently has a lower total annual operating expense ratio than each class of shares of the Target Fund. The Acquiring ETF also has a different fee structure since it utilizes a unitary fee arrangement, which requires American Beacon to pay the Acquiring ETF’s ordinary operating expenses without any increase in the management fee. For more information about changes in fees, please see the attached Proxy Statement.

The Acquiring ETF and Target Fund have similar principal investment strategies, in that they both invest mainly in tax-exempt municipal bonds. However, there are various differences between the investment strategy, principal risks and fundamental policies of the Target Fund and Acquiring ETF. For example, the Acquiring ETF discloses more types of tax-exempt municipal bonds as part of its principal investment strategies and includes additional principal risk disclosure that corresponds to these additional types of securities. There are also differences in the fundamental policies of the Target Fund and Acquiring ETF. More information on these and other differences are described more fully in the accompanying Proxy Statement.

Additionally, the Acquiring ETF is an exchange traded fund, commonly referred to as an “ETF.” If shareholders approve the Reorganization Plan, the Target Fund would reorganize into the Acquiring ETF and Target Fund shareholders would become shareholders of the Acquiring ETF and you would hold shares of the Acquiring ETF, which is listed for trading on NYSE Arca, Inc., a U.S. stock exchange, which you will be able to purchase and sell throughout the trading day at the then-prevailing market price in the secondary market. You will no longer purchase or redeem individual shares at NAV directly from the Target Fund. Because the Acquiring ETF shares trade at market prices rather than at NAV, the Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the Acquiring ETF’s NAV. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring ETF (bid) and the lowest price a seller is willing to accept for shares of the Acquiring ETF (ask) (the “bid-ask spread”). The larger (or wider) the bid-ask spread, the farther away from NAV the current market price is likely to be. You may also pay a brokerage commission to sell, or buy, Acquiring ETF shares. Your Target Fund shares, like shares of all mutual funds, are purchased and redeemed at NAV, so you did not experience such pricing variances when buying and selling Target Fund shares.

•	Buying and selling shares. Target Fund shares are purchased and redeemed at NAV directly from the Target Fund or through a financial intermediary. Acquiring ETF shares are bought and sold throughout the trading day on NYSE Arca, Inc. at the then-prevailing market price in the secondary market through a broker-dealer.
•	Market price may differ from NAV. Because the Acquiring ETF shares trade at market prices rather than at NAV, they may trade at a price greater than (premium) or less than (discount) the Acquiring ETF’s NAV.
•	Trading costs. When buying or selling Acquiring ETF shares in the secondary market, you may pay a brokerage commission and incur costs attributable to the bid-ask spread.

In addition, if you hold your Target Fund shares in an account directly with the Fund at its transfer agent, you should transfer your Target Fund shares to a brokerage account that can accept the Acquiring ETF shares. If such a change is not made, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, approximately two to three weeks before the Reorganization, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Target Fund shares at such time. However, if you hold your Target Fund shares through an individual retirement account (“IRA”) held directly with the Target Fund and you do not take action by February 26, 2027, your Fund shares will be exchanged on the Closing Date of the Reorganization for shares of the City National Rochdale Government Money Market Fund with the same aggregate net asset value as the aggregate net asset value of the shares of the Target Fund that you own as of the close of business on the Closing Date. The valuation policies of the Acquiring ETF will be used by the Target Fund for the Target Fund’s calculation of the value of its portfolio on the Closing Date which means the aggregate value of the shares you receive (and the amount of cash that you receive for any fraction of a share of the Acquiring ETF that you would have received in the exchange) may be more or less than it would have been if the Acquiring ETF used the same valuation policies and procedures as the Target Fund currently uses. The differences between the Acquiring ETF’s valuation policies and procedures and the Target Fund’s current valuation policies and procedures are not expected to be material. For more information regarding the application of the Acquiring ETF’s valuation policies on the Target Fund’s portfolio on the Closing Date, see “Terms of the Reorganization Plan” below. Finally, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Closing Date of the Reorganization. Please consult with your financial intermediary for more information on the impact that the Reorganization may have on you and your investments.

American Beacon will bear the direct costs and expenses related to the proposed Reorganization, including the following: (1) costs, including legal and accounting fees, associated with preparing, reviewing, and filing the Plan of Reorganization and the Target Fund’s proxy materials, (2) expenses incurred in connection with printing and mailing Target Fund’s proxy materials and the solicitation of proxies for the special meeting of the Target Fund’s shareholders, (3) transfer agent and custodian conversion costs, (4) costs of preparing and filing the Target Fund’s prospectus supplement, (5) costs of preparing and filing the Acquiring ETF’s registration statement, (6) costs associated with any meeting of the Target Trust Board or Acquiring Trust Board, and (7) termination fees of up to $425,000 to be paid to applicable service providers of the Target Fund. The administration agreement between the Target Trust and SEI Investments Global Funds Services (“SEIIGFS”), the administrator to the Target Fund and the other series of the Target Trust, provides for certain termination fees payable to SEIIGFS if that agreement is terminated by the Target Trust during the term of the agreement. For the other direct costs of the Reorganization, RBC and American Beacon will each bear their own costs (e.g., legal fees for their own business interests).

The enclosed proxy is being solicited on behalf of the Board of Trustees (the “Board”) of the Target Trust. The Board has unanimously approved this proposal and recommends that you vote for the proposal. Your vote is important no matter how many shares you own. Voting your shares early will avoid repetitive follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone – instructions can be found on your proxy card. Any proposal submitted to a vote at the Special Meeting by anyone other than the officers or trustees of the Target Trust may be voted as set forth below.   You may revoke your proxy, and change your vote, at any time before the proxy is exercised at the Special Meeting by (i) delivering a written notice of revocation to the Secretary of the Target Trust, (ii) delivering a later-dated, duly executed proxy, or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting, by itself, will not revoke a proxy.

If you have any questions, please call City National Rochdale Funds at 1-888-889-0799, who will be glad to assist you. You have multiple options available for how to cast your proxy vote:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

While you may attend the Special Meeting, voting today will avoid potential future mailings and phone calls required to obtain shareholder votes.

The attached Proxy Statement contains further information regarding the Reorganization and the Acquiring ETF. Please read it carefully. If you have any questions regarding the Reorganization, please call City National Rochdale Funds at 1-888-889-0799.

Sincerely,

Gregg Giaquinto

President
City National Rochdale Funds

City National Rochdale Funds

City National Rochdale Municipal High Income Fund

400 Park Avenue, New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 10, 2026

To the Shareholders of the City National Rochdale Municipal High Income Fund: NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the City National Rochdale Municipal High Income Fund, a series of  City National Rochdale Funds, is to be held as an in-person meeting at 400 Park Avenue, New York, New York 10022, on November 10, 2026, at 1:30 pm, Eastern Time to act on the following proposal:

Proposal	Shareholders Entitled to Vote on the Proposal
1 To approve an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), to reorganize the City National Rochdale Municipal High Income Fund (the “Target Fund”), a series of City National Rochdale Funds (the “Target Trust”), with and into the American Beacon Aberdeen Municipal High Income ETF (the “Acquiring ETF”), a series of American Beacon Select Funds (the “Acquiring Trust”) and the transactions contemplated thereby.	Shareholders of the City National Rochdale Municipal High Income Fund

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Fund as of the close of business on September 18, 2026, (“Record Date”), are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, if a quorum is present at the Special Meeting but sufficient votes required to approve one or more Reorganization Plans are not received, or if other matters arise requiring shareholder attention, the persons named as proxies on the enclosed proxy card may, but are not required to, propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 10, 2026, or any adjournment or postponement thereof.

This Notice and the attached combined Proxy Statement and Prospectus (the “Proxy Statement”) are available on the internet at www.proxyvote.com or the Target Fund’s webpage at www.citynationalrochdalefunds.com/.  On this webpage, you will be able to access the Notice, the Proxy Statement, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of the Target Trust,

Sincerely,

Gregg Giaquinto

President

City National Rochdale Funds

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the fund the necessity of further solicitations to ensure a quorum at the Special Meeting. Shareholders may cast their vote by mail, via the  internet, and by telephone as set forth below:

The Proxy Statement and related materials are available at www.proxyvote.com  or the Target Fund’s webpage at www.citynationalrochdalefunds.com.

Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

This is a brief overview of the Reorganization proposed for your Fund. We encourage you to read the full text of the enclosed combined Proxy Statement and Prospectus (the “Proxy Statement”) for more information. Capitalized and abbreviated terms not defined herein have the same definition as in the Proxy Statement.

QUESTIONS AND ANSWERS

Q. What is happening?  Why did I receive this document?

A. On May 13, 2026, RBC Rochdale, LLC (“RBC” or the “Advisor”), the Fund’s current investment adviser, and American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) entered into a separate asset purchase agreement pursuant to which American Beacon will acquire certain assets related to RBC’s business of providing investment management services to the City National Rochdale Municipal High Income Fund  (the “Target Fund”) if the proposed reorganization (the “Reorganization”) of the Target Fund with and into the American Beacon Aberdeen Municipal High Income ETF  (“Acquiring ETF”) is approved by the Target Fund shareholders, and upon satisfaction or waiver of certain other conditions.

Based on the recommendation of   RBC, and its own due diligence review, the Board of Trustees (“Board”) of the  City National Rochdale Funds (“Target Trust”) has unanimously approved an Agreement and Plan of Reorganization and Termination (a “Reorganization Plan”), which provides for the Reorganization. The Target Fund is a series of the Target Trust, and the Acquiring ETF is a series of the American Beacon Select Funds (“Acquiring Trust”). The Target Fund and the Acquiring ETF are each referred to herein as a “Fund” and together as the “Funds.”

You are receiving this document because, as of   September 18, 2026, you were a shareholder of the Target Fund and the Reorganization requires the approval of the shareholders of the Target Fund. This document is a combined proxy statement for the Target Fund and a prospectus for the Acquiring ETF and contains information that Target Fund shareholders should know before voting on the proposed Reorganization of the Target Fund into the Acquiring ETF. It should be retained for future reference.

If the Reorganization Plan is approved by the Target Fund’s shareholders, and certain other conditions set forth in the Reorganization Plan are fulfilled, the Reorganization is  expected to close on or about March 12, 2027 or such other date as may be agreed between the Target Trust and the Acquiring Trust in writing (“Closing Date”). Pursuant to the Reorganization Plan, upon the closing of the Reorganization, you will receive shares of the Acquiring ETF and cash equal to the net asset value (“NAV”) of any fraction of a share of the Acquiring ETF that you would have received in the exchange. The aggregate value of the shares of the Acquiring ETF that you receive in the Reorganization (and the amount of cash that you receive for any fraction of a share of the Acquiring ETF that you would have received in the exchange) will be the same as the aggregate value of the Class N shares of the Target Fund as of the close of business on the Closing Date (valued using the Acquiring ETF’s valuation policies). The valuation policies of the Acquiring ETF will be used by the Target Fund for the Target Fund’s calculation of the value of its portfolio on the Closing Date which means the aggregate value of the shares and cash that you receive may be more or less than it would have been if the Acquiring ETF used the same valuation policies and procedures as the Target Fund currently uses. The differences between the Acquiring ETF’s valuation policies and procedures and the Target Fund’s valuation policies and procedures are not expected to be material. The conversion of any fraction of a Target Fund share to cash may be subject to fees and expenses and will be a taxable event.

The Target Fund is a mutual fund and you purchase or redeem individual shares at NAV directly from the Target Fund. The Acquiring  ETF is an exchange-traded fund, commonly referred to as an “ETF.” The Acquiring ETF is listed for trading on NYSE Arca, Inc., a U.S. stock exchange, and shares of the Acquiring ETF will be bought and sold in the secondary market at a market price.

As a Target Fund shareholder, you are being asked to approve the Reorganization Plan. By approving the Reorganization Plan, you will also be approving changing your investment from a mutual fund to an  ETF.

If shareholders do not approve the Reorganization Plan, you will remain shareholders of the Target Fund and the Target Trust’s Board may consider possible alternatives determined to be in the best interests of the Target Fund and its shareholders, including reorganizing the Target Fund into another mutual fund or liquidating the Target Fund.

The purposes of the Proxy Statement are to: (1) solicit votes from shareholders of the Target Fund to approve the Reorganization Plan, the form of which is attached to the Proxy Statement as Appendix A, and (2) provide information to Target Fund shareholders regarding the Acquiring ETF. This Proxy Statement contains information that shareholders of the Target Fund should know prior to the Reorganization. You should retain this document for future reference.

Q. What is the purpose of the Reorganization?

A.   RBC has proposed reorganizing the Target Fund with and into the Acquiring ETF because the Reorganization may benefit Target Fund shareholders by, among other expected benefits, providing them with an immediate reduction in total annual operating expenses. The Acquiring ETF will also be subject to a unitary fee structure, which will require American Beacon to pay the Acquiring ETF’s ordinary operating expenses without any increase in the management fee. In addition, investing in an ETF may provide certain potential advantages compared to investing in a mutual fund, including potentially greater tax efficiency, and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange. The Reorganization also will provide Target Fund shareholder with access to American Beacon’s significant distribution platform, which could lead to potential asset growth opportunities. Such asset growth, if realized, could result in the Acquiring ETF experiencing greater efficiencies, which could benefit Target Fund shareholders as shareholders of the Acquiring ETF. At a meeting held on May 13-14, 2026,  after careful consideration of a number of factors, the Board of the Target Trust, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Target Trust, voted to approve the Reorganization as being in the best interests of the Target Fund and its shareholders. See the “Board Considerations” section of the Proxy Statement for further information.

Q. How will the Reorganization work?

A. If the Reorganization Plan is approved by the Target Fund’s shareholders, and certain other conditions set forth in the Reorganization Plan are fulfilled, the Reorganization of the  Target Fund with and into the Acquiring ETF will take place on or about  the Closing Date. At the designated time, the Target Fund will transfer all of its assets to the Acquiring ETF in exchange solely for shares of the Acquiring ETF having an aggregate NAV equal to the value of the Target Fund’s net assets (valued using the Acquiring ETF’s valuation procedures), and the Acquiring ETF’s assumption of all of the Target Fund’s liabilities (subject to certain exclusions set forth in the Reorganization Plan). Shares of the Acquiring ETF received by the Target Fund (and cash in lieu of fractional shares of the Acquiring ETF) will be distributed pro rata to the Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and the Target Fund will be terminated. Pursuant to the Reorganization Plan, the Acquiring ETF’s valuation policies will be used for purposes of calculating the value of the Target Fund’s portfolio on the Closing Date and to effect the Target Fund’s Reorganization on the Closing Date. Accordingly, the Acquiring ETF’s valuation policies will be used to determine the total net asset value of the shares of the Acquiring ETF (and cash for fractional shares of the Acquiring ETF) to be issued in the Reorganization. The differences between the Acquiring ETF’s valuation policies and procedures and the Target Fund’s valuation policies and procedures are not expected to be material.

Please refer to the Proxy Statement for a detailed explanation of the Reorganization Plan. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganization.

Q. What happens if shareholders approve the Reorganization?

A. If the Reorganization Plan is approved by the Target Fund’s shareholders, and certain other conditions set forth in the Reorganization Plan are fulfilled, the Reorganization is  expected to close on or about March 12, 2027 or such other date as may be agreed between the Target Trust and the Acquiring Trust in writing (“Closing Date”). Pursuant to the Reorganization Plan, upon the closing of the Reorganization, you will receive shares of the Acquiring ETF and cash equal to the net asset value (“NAV”) of any fraction of a share of the Acquiring ETF that you would have received in the exchange. The aggregate value of the shares of the Acquiring ETF that you receive in the Reorganization (and the amount of cash that you receive for any fraction of a share of the Acquiring ETF that you would have received in the exchange) will be the same as the aggregate value of the Class N shares of the Target Fund as of the close of business on the Closing Date (valued using the Acquiring ETF’s valuation policies). The valuation policies of the Acquiring ETF will be used by the Target Fund for the Target Fund’s calculation of the value of its portfolio on the Closing Date which means the aggregate value of the shares and cash that you receive may be more or less than it would have been if the Acquiring ETF used the same valuation policies and procedures as the Target Fund currently uses. The differences between the Acquiring ETF’s valuation policies and procedures and the Target Fund’s valuation policies and procedures are not expected to be material. The conversion of any fraction of a Target Fund share to cash may be subject to fees and expenses and will be a taxable event.

Q. What happens if shareholders do not approve the Reorganization?

A. If shareholders do not approve the Reorganization Plan, you will remain shareholders of the Target Fund and the Target Trust’s Board may consider possible alternatives determined to be in the best interests of the Target Fund and its shareholders, including reorganizing the Target Fund into another mutual fund or liquidating the Target Fund.

Q. What are the differences between the Target Fund and Acquiring  ETF?

A. The Acquiring ETF and Target Fund have similar principal investment strategies, in that they both invest mainly in tax-exempt municipal bonds. However, there are various differences between the investment strategy, principal risks and fundamental policies of the Target Fund and Acquiring ETF. For example, the Acquiring ETF discloses more types of tax-exempt municipal bonds as part of its principal investment strategies and includes additional principal risk disclosure that corresponds to these additional types of securities. There are also differences in the fundamental policies of the Target Fund and Acquiring ETF.

The Funds also do not have the same investment adviser and portfolio managers. RBC is the investment adviser of the Target Fund, whereas American Beacon is the manager of the Acquiring ETF and Aberdeen is the sub-advisor of the Acquiring ETF. Aberdeen’s portfolio managers, who currently are responsible for the day-to-day management of the Acquiring ETF, will continue to serve as the portfolio managers for the Acquiring ETF after the Closing.

Additionally, the Acquiring  ETF is an ETF, which is listed for trading on NYSE Arca, Inc., a U.S. stock exchange and you are able to purchase and sell shares of the Acquiring ETF throughout the trading day at the then-prevailing market price in the secondary market. You will be subject to some additional risks related to the Acquiring ETF being an ETF. In addition, you will no longer purchase or redeem individual shares at NAV directly from the Target Fund.

More information on other differences are described more fully in the accompanying Proxy Statement.

Q. What does the change to the ETF structure mean for me?

A. The Acquiring ETF is an ETF. If the Reorganization is approved, you will remain invested in a registered investment company, but it will be exchange-traded, and you will own shares as you did before the Reorganization, but in the Acquiring ETF instead of the Target Fund. The Acquiring ETF’s shares are listed for trading on NYSE Arca, Inc. You will no longer purchase or redeem individual shares at NAV directly from the Acquiring ETF and instead, you will be able to purchase and sell throughout the trading day at the then prevailing market price in the secondary market. This is because the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its  NAV. Only certain financial institutions are permitted to purchase and redeem Acquiring  ETF shares at NAV per share. These institutions are referred to as “Authorized Participants,” and they are permitted to purchase and redeem ETF shares at NAV per share with the Acquiring ETF because they have entered into an agreement with the Acquiring Trust. As a result, should you decide to purchase or sell shares of the Acquiring ETF after the Reorganization, you will place a trade through a broker-dealer who will execute your trade in the secondary market at the then-prevailing market price for the Acquiring ETF shares. As with all ETFs, your broker may charge a commission for such purchase and sale transactions. In addition, you will no longer be able to exchange shares of the Target Fund for the same class of shares of another series of the Target Trust because the Acquiring ETF shares have no exchange rights.

If the Reorganization is approved, we believe that change to an  ETF structure will offer a number of advantages, including intraday trading and the flexibility to exit the Acquiring ETF intraday and enhanced tax efficiency. However, there are also some other differences that the change to an ETF structure will introduce, including the following:

•	Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. Investors who wish to purchase or sell Acquiring ETF shares after the Reorganization will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the ETF (except by an Authorized Participant). This could mean you may pay a brokerage commission to sell, or buy, Acquiring ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Target Fund are currently available for purchase directly from the Target Fund without any charge and are also available through broker-dealers. Currently, when shares in the Target Fund are traded through these broker-dealers, there may be a transaction charge, depending on your relationship, including whether you are participating in an investment arrangement that includes other charges, such as an account-level fee or service fees collected by the Target Fund and paid to the broker-dealer.
•	ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s shares with its NAV per share. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares at NAV per share, and then only in large blocks of shares called Creation Units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities and/or cash into or from the ETF in exchange for shares of the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV per share of the ETF varies from the market price of the ETF.

For example, when an  ETF’s shares trade in the open market at a market price below NAV per share (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to form a Creation Unit and then redeem that Creation Unit with the ETF at NAV per share, profiting from the difference between the market price and the NAV. However, the act of bidding or purchasing ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV per share.

Similarly, when an  ETF’s shares trade at market prices above the NAV per share (at a “premium”), Authorized Participants would likely make new Creation Units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV per share.

The activity described here should work to keep the  NAV per share and the market price generally in line with one another. There are times when markets are extremely volatile and this mechanism may become strained, and there have been instances where some  ETFs trade at market prices significantly different from the NAV per share. Trading in ETF shares on an exchange may be halted for a variety of reasons, and this could be an individual trading halt (i.e., a halt of Acquiring ETF shares’ trading) or a market-wide trading halt (i.e., a halt of all securities’ trading). ETF shares may also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

As a result, because  ETF shares trade on an exchange at market prices rather than at the NAV per share, ETF shares may trade at a price greater than NAV per share (premium) or less than NAV per share (discount). In addition, if the Reorganization is approved and you become an Acquiring ETF shareholder, you could incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information about the Acquiring ETF’s portfolio holdings, end-of-day NAV per share, market price, premiums and discounts, and bid-ask spreads is available on the Acquiring ETF’s website at www.americanbeaconfunds.com/products/etfs/american-beacon-aberdeen-municipal-high-income-etf/.

Q. How will this Reorganization affect me as a shareholder?

A. Prior to the Closing Date, on or about February 26, 2027, Class N Shares of the Target Fund will be combined into the Servicing Class Shares. Accordingly, after that date, all  Class N shareholders of the Target Fund will own Servicing Class Shares.

At the time of the Reorganization, all assets and liabilities of the Target Fund will be transferred to the Acquiring ETF and Servicing Class shareholders of the Target Fund automatically will become shareholders of the Acquiring ETF by receiving shares of the Acquiring ETF and cash for any fractional shares of the Acquiring ETF that would have been received in the exchange. The net asset value per share of the shares of the Acquiring ETF received by the Target Fund in the Reorganization may not be the same as the net asset value per share of the Servicing Class Shares of the Target Fund. Accordingly, the number of shares of the Acquiring ETF that you own after the Reorganization may be different than the number of shares of the Target Fund that you owned before the Reorganization. In addition, because the valuation policies of the Acquiring ETF will be used to calculate the value of the Target Fund’s portfolio on the Closing Date, the aggregate value of the shares of the Acquiring ETF (and the cash for fractional shares of the Acquiring ETF) that you receive may be more or less than the aggregate value of the Servicing Class Shares of the Target Fund you held immediately prior to the Reorganization. The differences between the Acquiring ETF’s valuation policies and procedures and the Target Fund’s current valuation policies and procedures are not expected to be material. For more information regarding the application of the Acquiring ETF’s valuation policies on the Target Fund’s portfolio on the Closing Date, see “Terms of the Reorganization Plan” below. The redemption of your fractional shares of the Acquiring ETF for cash will likely be a taxable event. Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

If approved, the Reorganization will involve several steps which will affect you as a shareholder, including a share class combination. All of the dates associated with these steps are subject to change and assume the Reorganization is approved by shareholders of the Target Fund. These steps are described more fully in this Proxy Statement.

In addition, if you hold your Target Fund shares in an account directly with the Fund at its transfer agent, you should transfer your Target Fund shares to a brokerage account that can accept the Acquiring ETF shares. If such a change is not made, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, approximately two to three weeks before the Reorganization, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Target Fund shares at such time. However, if you hold your Target Fund shares through an individual retirement account (“IRA”) held directly with the Target Fund and you do not take action by February 26, 2027, your Fund shares will be exchanged on the Closing Date of the Reorganization for shares of the City National Rochdale Government Money Market Fund with the same aggregate NAV as your shares of the Target Fund. Finally, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Closing Date of the Reorganization. Please consult with your financial intermediary for more information on the impact that the Reorganization may have on you and your investments.

After the Reorganization, you will hold shares of the Acquiring  ETF. You will not receive a physical share certificate.

Q. Is the management of the Target Fund different from the Acquiring ETF?

A. Yes. At the time of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring ETF. The Acquiring ETF is managed by American Beacon, whereas the existing investment advisor of the Target Fund is RBC. Aberdeen, which currently serves as a sub-advisor for the Acquiring ETF,  will continue to serve as the sub-advisor to the Acquiring ETF following the Reorganization.

Q. Will the service providers to the Target Fund change following the Reorganization?

A. Yes. The following table outlines the service providers for the Target Fund and the expected service providers for the Acquiring ETF. In addition, the Board of Trustees of the Acquiring Trust is different from the Board of Trustees of the Target Trust.

Service Provider	Target Fund	Acquiring ETF
Investment Advisor	RBC Rochdale, LLC	American Beacon Advisors, Inc.
Sub-Advisor	N/A	abrdn Inc.
Custodian	U.S. Bank, N.A.	State Street Bank and Trust Co.
Fund Accounting Agent	U.S. Bank, N.A.	State Street Bank and Trust Co.

Service Provider	Target Fund	Acquiring ETF
Administrator	SEI Investments Global Funds Services	American Beacon Advisors, Inc.
Transfer Agent	U.S. Bank Global Fund Services	State Street Bank and Trust Co.
Principal Underwriter	SEI Investments Distribution Co.	Foreside Financial Services, LLC
Legal Counsel	Morgan, Lewis & Bockius LLP (counsel to the Target Trust) Dechert LLP (counsel to the Board)	K&L Gates LLP (counsel to the Acquiring Trust and the Board)
Auditors	Cohen & Company, Ltd.	PricewaterhouseCoopers LLP

Q. Do the portfolio managers who manage the Target Fund also manage the Acquiring ETF?

A. No. The RBC portfolio managers who manage the Target Fund do not manage the Acquiring ETF. After the Reorganization, the current portfolio managers of the Acquiring ETF will continue to serve as the portfolio managers of that Fund.

Q. Are expenses higher or lower for the Acquiring ETF as compared to the Target Fund and will there be any sales load, commission or other similar fee in connection with the Reorganization?

A. The Acquiring ETF currently has a lower total annual operating expense ratio than each class of shares of the Target Fund. The Acquiring ETF also has a different fee structure since it utilizes a unitary fee arrangement. For more information, see “Comparative Fee and Expense Tables.” later in this Proxy Statement.

In addition, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. After the Reorganization takes place, you will no longer redeem your individual shares at NAV directly from the Target Fund. Instead, you will be able to sell your shares in the secondary market, such as on an exchange. Such sales of shares take place through a broker, and some brokers charge commissions or other fees.

Q. Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?

A. The Reorganization is expected to be a non-taxable transaction for federal income tax purposes. The Acquiring Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Acquiring Trust expects to receive a tax opinion from  K&L Gates LLP, counsel to the Acquiring Trust substantially to that effect.

There are a few caveats to this:

1. Direct Shareholders who do not transfer their Target Fund shares to a brokerage account or exchange their Target Fund shares through February 26, 2027, will have their shares redeemed approximately two to three weeks before the Reorganization and will receive cash equal in value to the aggregate net asset value of their Target Fund shares at such time. However, if a Direct Shareholder holds Target Fund shares through an IRA held directly with the Target Fund, and does not take action by February 26, 2027, Target Fund shares will be exchanged on the Closing Date of the Reorganization for shares of the City National Rochdale Government Money Market Fund with the same aggregate NAV as the Direct Shareholder’s shares of the Target Fund. Alternatively, financial intermediaries for shareholders who hold shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, may transfer those investments in the Target Fund to a different investment option prior to the Reorganization. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments. Please consult your tax advisor for any tax consequences due to these transactions.

2. As part of the Reorganization, each shareholder will receive cash compensation for any fraction of a share of the Acquiring ETF that the shareholder would otherwise have received in the Reorganization. The redemption of any fraction of a share will likely be a taxable event for them.

3. It is possible that the Target Fund may incur some capital gain in connection with the Reorganization due to the fact that the Target Fund may hold various instruments as of the Closing Date, which must be transferred to the Acquiring ETF in cash. Thus, in the Reorganization, the Target Fund may need to sell those instruments, which could result in a capital gain. The Acquiring ETF will receive the proceeds of any such sales. As a result, if there are capital gains that result in a distribution to shareholders, such a distribution will be a taxable event for most shareholders.

4. Prior to the Reorganization, the Target Fund may make a distribution of net realized capital gains, which would normally be made in December. This distribution, if necessary, will be a taxable event for most shareholders.

Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

Q. Can I still purchase and redeem shares of the Target Fund until the Reorganization?

A. Effective on or about February 26, 2027, the Target Fund will no longer accept purchases or exchanges of shares. You may continue to redeem shares of the Target Fund until the day prior to the Closing Date. Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring ETF received by the shareholder in connection with the Reorganization.

Q. Who is paying the costs of the Reorganization?

A. American Beacon will bear the direct costs and expenses related to the proposed Reorganization, including the following: (1) costs, including legal and accounting fees, associated with preparing, reviewing, and filing the Plan of Reorganization and the Target Fund’s proxy materials, (2) expenses incurred in connection with printing and mailing Target Fund’s proxy materials and the solicitation of proxies for the special meeting of the Target Fund’s shareholders, (3) transfer agent and custodian conversion costs, (4) costs of preparing and filing the Target Fund’s prospectus supplement, (5) costs of preparing and filing the Acquiring ETF’s registration statement, (6) costs associated with any meeting of the Target Trust Board or Acquiring Trust Board, and (7) termination fees of up to $425,000 to be paid to applicable service providers of the Target Fund. The administration agreement between the Target Trust and SEI Investments Global Funds Services (“SEIIGFS”), the administrator to the Target Fund and the other series of the Target Trust, provides for certain termination fees payable to SEIIGFS if that agreement is terminated by the Target Trust during the term of the agreement. For the other direct costs of the Reorganization, RBC and American Beacon will each bear their own costs (e.g., legal fees for their own business interests).

The Target Fund and the Acquiring ETF will bear, as applicable, the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization in instances where the securities may not be transferred in-kind; and (ii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring ETF.

Q. What constitutes a quorum for the Special Meeting, and what vote is required to approve the Reorganization Plan?

A. The presence in person or by proxy of shareholders of the Target Fund owning shares of the Target Fund representing 30% or more of the voting power of the Target Fund’s outstanding shares will constitute a quorum for the Special Meeting. Approval of the Reorganization Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund as defined in the 1940 Act, which means the lesser of (a) the affirmative vote of 67% or more of the Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy, or (b) the affirmative vote of more than 50% of the Target Fund’s outstanding shares. Class N and Servicing Class shareholders vote together as a single class, and each shareholder is entitled to a number of votes equal to the net asset value, in U.S. dollars, of the shares owned on the Record Date. Abstentions will have the effect of a vote against the Reorganization Plan.

Q. How does RBC intend to vote the Target Fund shares held by managed account clients on the Reorganization?

Managed account clients of RBC hold a significant portion of the assets of the Target Fund, and RBC has proxy voting authority for most of its managed account clients invested in the Target Fund. With respect to these managed account clients, RBC has delegated authority for voting Target Fund shares to Glass Lewis. As of the Record Date, RBC managed account clients for which RBC has proxy voting authority representing 80% of the Target Fund’s net assets. As a result, Glass Lewis’s voting recommendation is expected to determine whether the Reorganization Plan is approved. It is not currently known if Glass Lewis will recommend to approve the Reorganization Plan.

Q. Can I change my vote after I submit my proxy?

A. Yes. You may revoke your proxy, and change your vote, at any time before the proxy is exercised at the Special Meeting by (i) delivering a written notice of revocation to the Secretary of the Target Trust, (ii) delivering a later-dated, duly executed proxy, or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting, by itself, will not revoke a proxy.

Q. Who do I contact if I have questions about the Reorganization?

A. If you have any questions about the Reorganization, please call representatives of   City National Rochdale Funds at 1-888-889-0799.

PROXY STATEMENT

for

City National Rochdale Municipal High Income Fund,

a series of  City National Rochdale Funds

400 Park Avenue, New York, New York 10022

1-888-889-0799

and

PROSPECTUS

for

American Beacon Aberdeen Municipal High Income ETF,

a series of American Beacon Select Funds

220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039

1-817-391-6100

Dated

October 9, 2026

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Target Trust Board”) of City National Rochdale Funds (the “Target Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the City National Rochdale Municipal High Income Fund (“Target Fund”), a series of the Target Trust, to be held in person on   November 10, 2026, at 1:30 pm, Eastern Time at 400 Park Avenue, New York, New York 10022. The Target Fund is managed by RBC Rochdale, LLC (“RBC”). At the Special Meeting, shareholders of the Target Fund who are entitled to vote will be asked to approve the following proposal:

Proposal	Shareholders Entitled to Vote on the Proposal
1 To approve an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), to reorganize the City National Rochdale Municipal High Income Fund (the “Target Fund”), a series of City National Rochdale Funds (the “Target Trust”), with and into the American Beacon Aberdeen Municipal High Income ETF (the “Acquiring ETF”), a series of American Beacon Select Funds (the “Acquiring Trust”) and the transactions contemplated thereby.	Shareholders of the City National Rochdale Municipal High Income Fund

Those present and the appointed proxies also will transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. The proposed reorganization referred to in the Proposal above is referred to herein as a “Reorganization”.

The American Beacon Aberdeen Municipal High Income ETF (the “Acquiring ETF”) is referred to herein as the “Acquiring ETF” and the Acquiring ETF and Target Fund may be referred to herein as a “Fund.” The Acquiring ETF is a series of the Acquiring Trust, and American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) serves as the manager of the Acquiring ETF. The Target Fund and Acquiring ETF are open-end management investment companies that are registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act” or the “Investment Company Act”). Each of the Target Fund and Acquiring ETF is “diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal. You should read it before voting on the proposal and keep it for future reference. Additional information relating to the Acquiring ETF and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated October 9, 2026, which is incorporated by reference into this Proxy Statement. Additional information about the Acquiring ETF has been filed with the SEC and is available upon request and without charge by writing to the Acquiring ETF at the address above or by calling (817) 391-6100. The Target Fund expects that this Proxy Statement will be mailed to shareholders on or about October 13, 2026.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement, which means they are part of this Proxy Statement for legal purposes:

1.	The Statement of Additional Information (“SAI”) dated October 9, 2026, relating to this Proxy Statement (File No. 333-88343)

2.	The Prospectus and SAI for the Target Fund, dated January 28, 2026, as supplemented and/or amended (File Nos. 333-16093 and 811-07923).

a. Supplement to the Prospectus and  SAI of the Target Fund, dated May 18, 2026 (File Nos. 333-16093 and 811-07923)

3.	The Semi-Annual Shareholder Report, unaudited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal period ended March 31, 2026 (File No. 811-07923)
4.	The Annual Shareholder Report, audited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal year ended September 30, 2025 (File No. 811-07923).

The Annual and Semi-Annual Shareholder Reports listed above have previously been provided to shareholders as applicable. For a free copy of these reports or any of the documents listed above, you may call 1-888-889-0799, download them at www.citynationalrochdalefunds.com/fund_reports, or write to the Target Fund at: SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Target Trust and the Acquiring Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, the Target Trust and the Acquiring Trust must file certain reports and other information with the SEC. Proxy material, reports, proxy and information statements, and other information about the Target Trust and the Acquiring Trust are available on the EDGAR Database on the SEC’s Internet site at  http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Please note that the shares offered by this Proxy Statement are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or Acquiring ETF.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY OF THE PROPOSED REORGANIZATION	1
Background	1
Reasons for the Reorganization	2
The Reorganization	3
PROPOSAL: TO APPROVE THE REORGANIZATION PLAN TO REORGANIZE THE CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND, A SERIES OF THE TARGET TRUST, WITH AND INTO THE AMERICAN BEACON ABERDEEN MUNICIPAL HIGH INCOME ETF, AN EXISTING SERIES OF THE ACQUIRING TRUST	5
Comparative Fee and Expense Tables	13
Example of Fund Expenses	14
Fund Turnover	15
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	15
Comparison of Principal Risk Factors	22
Comparison of Investment Policies/Restrictions	40
Comparative Performance Information	49
Capitalization	50
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	51
Description of the Reorganization and Reorganization Plan	51
Board Considerations	53
Federal Income Tax Consequences of the Reorganization	55
Form of Organization and Rights of Shareholders of the Fund	58
Purchase and Sale of Acquiring ETF Shares	66
Tax Information for Acquiring ETF	67
Payments to Broker-Dealers and Other Financial Intermediaries for Acquiring ETF	67
Comparison of Certain Service Providers	67
ADDITIONAL INFORMATION ABOUT THE ACQUIRING ETF	68
Service Providers	68
The Sub-Advisor	70
Other Service Providers	70
Payments to Financial Intermediaries	71
“Householding”	72

SUMMARY OF THE PROPOSED REORGANIZATION

You should read this entire Proxy Statement carefully. The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement and the attached appendices. For additional information about the Reorganization, you should consult the Reorganization Plan, a copy of the form of which is attached hereto as Appendix A.

Background

On May 13, 2026, RBC Rochdale, LLC (“RBC” or the “Advisor”) and American Beacon entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which American Beacon will acquire certain assets related to RBC’s business of providing investment management services to the Target Fund (the “Asset Transfer”), if the proposed Reorganization is approved by the Target Fund’s shareholders and certain other conditions are satisfied or waived. More specifically, under the Asset Purchase Agreement, RBC has agreed to the Asset Transfer in exchange for a payment at the closing of the Reorganization plus additional annual payments for the first three trailing 12-month periods following the closing of the Reorganization based on the lesser of the Target Fund’s assets at the closing of the Reorganization and the assets of the accounts of RBC clients invested in the Target Fund during the relevant annual period (the “Purchase Price”). The Asset Purchase Agreement also addresses asset transfers related to adoptions of two other funds in the City National Rochdale Funds complex by American Beacon, but the Reorganization of the Target Fund is not contingent on the closing of the other fund adoptions by American Beacon.

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The Target Fund is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer with respect to the Target Fund is subject to certain conditions, including shareholder approval of the proposed Reorganization. If all of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement with respect to the Target Fund are satisfied or waived, the closing of the transactions contemplated by the Asset Purchase Agreement with respect to the Target Fund would occur simultaneously on the date of the closing of the Reorganization. Therefore, if shareholders do not approve the Reorganization, or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer with respect to the Target Fund will not be completed, and the Asset Purchase Agreement will terminate with respect to the Target Fund.

Because RBC will receive consideration in connection with the sale of its assets relating to its management of the Target Fund to American Beacon, as discussed above, RBC has a financial interest in the consummation of the Reorganization and, therefore, a conflict of interest in recommending that the Board of Trustees and shareholders approve the Reorganization. As a result, RBC has a financial incentive to recommend Board and shareholder approval of the Reorganization because such approval will facilitate the closing of the Asset Transfer and the receipt by RBC of the Purchase Price for the transferred assets. Further, the annual payment component of the Purchase Price presents conflicts of interest as it provides an incentive for RBC to have its managed account clients invest in the Acquiring ETF following the Reorganization. RBC plans to manage and mitigate these conflicts of interest through proper client disclosures and continued adherence to its strong and consistent operational and investment due diligence processes.

RBC has proxy voting authority for most of its managed account clients invested in the Target Fund. With respect to these managed account clients, RBC has delegated authority for voting Target Fund shares to Glass Lewis, an independent, third-party proxy advisory firm.

The Acquiring ETF commenced operations on June 24, 2026. As of September 18, 2026, the Acquiring ETF had net assets of approximately $20.16 million, and the Target Fund had net assets of approximately $667.12 million. As a result, following the Reorganization, former Target Fund shareholders are expected to represent substantially all of the Acquiring ETF’s shareholders. See “Reasons for the Reorganization” below on the potential benefits to the Target Fund of merging into the Acquiring ETF.

Reasons for the Reorganization

RBC, the Target Fund’s investment advisor, has proposed reorganizing the Target Fund with and into the Acquiring ETF because the Reorganization may benefit Target Fund shareholders by, among other expected benefits, providing them with an immediate reduction in total annual operating expenses. The Acquiring ETF will also be subject to a unitary fee structure, which will require American Beacon to pay the Acquiring ETF’s ordinary operating expenses without any increase in the management fee. In addition, as shareholders of the Acquiring ETF, investing in an ETF may provide certain potential advantages compared to investing in a mutual fund, including potentially greater tax efficiency, and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange. Also, the Acquiring ETF has access to American Beacon’s significant distribution platform, which could lead to potential asset growth opportunities for the Acquiring ETF that, if realized, could result in the Acquiring ETF experiencing economies of scale and greater efficiencies that could benefit its

2

shareholders, including the former Target Fund shareholders. At a meeting held on May 13-14, 2026, after careful consideration of a number of factors, the Target Trust Board, including all the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Trust, voted to approve the Reorganization as being in the best interests of the Target Fund and its shareholders.

See “Board Considerations” below for further information.

The Reorganization

If the shareholders of the Target Fund approve the Reorganization Plan, the Reorganization will have the following steps:

•	On or about February 26, 2027, Class N Shares of the Target Fund will be combined into the Servicing Class Shares. Accordingly, after that date, all Class N shareholders of the Target Fund will own Servicing Class Shares.
•	The Reorganization is expected to close on or about March 12, 2027 (the “Closing Date”). In the Reorganization, shares of the Target Fund held by shareholders will be replaced with whole shares of the Acquiring ETF and cash in lieu of any fractional shares of the Acquiring ETF that would otherwise be received by any shareholder, and the whole Acquiring ETF shares will be transferred to your brokerage account. Direct Shareholders who do not transfer their Target Fund shares to a brokerage account or exchange their Target Fund shares through February 26, 2027, will have their shares redeemed approximately two to three weeks before the Reorganization and will receive cash equal in value to the aggregate net asset value of their Target Fund shares at such time. However, if a Direct Shareholder holds Target Fund shares through an IRA held directly with the Target Fund, and does not take action by February 26, 2027, Target Fund shares will be exchanged on the Closing Date of the Reorganization for shares of the City National Rochdale Government Money Market Fund with the same aggregate NAV as the Direct Shareholder’s shares of the Target Fund. Alternatively, financial intermediaries for shareholders who hold shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, may transfer those investments in the Target Fund to a different investment option prior to the Reorganization.

Prior to the Reorganization, the Target Fund may make a distribution of net realized capital gains, which would normally be made in December. This distribution, if necessary, will be a taxable event for most shareholders.

After the Reorganization you will hold shares of the Acquiring ETF. You will not receive a physical share certificate. The Acquiring ETF will be designated as the accounting survivor following completion of the Reorganization.

Approval of the Reorganization Plan by shareholders of the Target Fund will constitute approval of the transfer of the Target Fund’s assets, the assumption of all of its liabilities, the distribution of the Acquiring ETF’s shares, and liquidation of the Target Fund.

The Acquiring ETF currently has a lower total annual operating expense ratio than each class of the Target Fund. It is anticipated that the total annual operating expense ratio of the Acquiring ETF will continue to be lower than each class of the Target Fund following the Reorganization. The Acquiring ETF will,

3

pursuant to an expense limitation agreement, cap its expenses at the same rate as the current net total expenses of Servicing Class shares of the Target Fund for a period of three years from the date of the closing of the Reorganization. The Acquiring ETF also has a different fee structure since it utilizes a unitary fee arrangement.

The Reorganization is expected to be a non-taxable transaction for federal income tax purposes. The Acquiring Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Acquiring Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Acquiring Trust, substantially to that effect. See “Federal Income Tax Consequences of the Reorganization” below for further information. It is expected that the Target Fund may make taxable distributions to its shareholders in advance of the Reorganization.

Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

The Target Trust Board has unanimously approved the Reorganization Plan. Accordingly, the Target Trust Board is submitting the Reorganization Plan for approval by the shareholders of the Target Fund. In considering whether to approve the proposal (the “Proposal”), you should review the Proposal and the information in this Proxy Statement that relates to the Proposal and the Reorganization Plan generally. The Target Trust Board recommends that you vote “FOR” the Proposal to approve the Reorganization Plan.

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PROPOSAL: TO APPROVE THE REORGANIZATION PLAN TO REORGANIZE THE CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND, A SERIES OF THE TARGET TRUST, WITH AND INTO THE AMERICAN BEACON ABERDEEN MUNICIPAL HIGH INCOME ETF, AN EXISTING SERIES OF THE ACQUIRING TRUST

This Proposal 1 requests your approval of the Reorganization Plan, pursuant to which the  City National Rochdale Municipal High Income Fund (the “Target Fund”) will be reorganized with and into the  American Beacon Aberdeen Municipal High Income ETF (the “Acquiring ETF”), which is an existing series of the Acquiring Trust.

The Acquiring ETF commenced operations on June 24, 2026. As of September 18, 2026, the Acquiring ETF had net assets of approximately $20.16 million, and the Target Fund had net assets of approximately $667.12 million. As a result, following the Reorganization, former Target Fund shareholders are expected to represent substantially all of the Acquiring ETF’s shareholders.

In considering whether you should approve this Proposal, you should note the following:

Investment Objectives, Policies, Strategies and Risks of the Funds

•	The Target Fund and the Acquiring ETF have the same investment objective, which is to seek to provide a high level of current income that is not subject to federal income tax. The Target Fund’s investment objective is “fundamental,” which means it cannot be changed by the Target Trust’s Board of Trustees without the approval of the Target Fund’s shareholders. The Acquiring ETF’s investment objective is “non-fundamental,” which means that it may be changed by the Acquiring Trust’s Board of Trustees without the approval of the Acquiring ETF’s shareholders.
•	The Target Fund and the Acquiring ETF have the same 80% policy, which is to invest under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands, and Guam), their political subdivisions - such as cities and counties - and their agencies or authorities to finance public-purpose projects.
•	The Target Fund and the Acquiring ETF have similar principal investment strategies but the Acquiring ETF discloses more types of tax-exempt municipal bonds as part of its principal investment strategies and includes additional principal risk disclosure that corresponds to these additional types of securities. The principal risks associated with investments in the Target Fund and the Acquiring ETF are similar. However, the Target Fund and the Acquiring ETF have made different determinations regarding the principal risks, and, as such, each Fund describes risks differently, organizes risks in an order different than the other, and discloses certain risks that the other does not.
•	The Target Fund and Acquiring ETF disclose similar exposure to medium- and lower-quality bonds rated BBB+ or lower by S&P Global Ratings (“S&P”), comparable rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated are determined by
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the Advisor or abrdn Inc. (“Aberdeen” or “Sub-Advisor”), the sub-advisor of the Acquiring ETF, respectively, to be of comparable quality. The Funds’ investments primarily include non-investment-grade debt securities (commonly referred to as “high yield” or “junk” bonds), which are rated BB+ or lower by S&P, comparable rated by another NRSRO, or, if unrated, determined by the Advisor or sub-advisor to be of comparable quality. The Acquiring ETF notes that if a bond is rated differently among NRSROs (commonly referred to as “split-rated”), the sub-advisor can consider the bond to have the higher credit rating. The Funds may invest an unlimited amount of their respective total assets in non-investment-grade debt securities. Although the Adviser or sub-advisor considers credit ratings in selecting investments for a Fund, it makes investment decisions based on its own credit analysis rather than an NRSRO’s credit rating. In making such evaluations, the Advisor or Sub-Advisor considers, among other attributes, the issuer’s financial resources and operating history; its sensitivity to economic conditions and trends; its debt maturity schedules and borrowing requirements; and the relative value of the investment based on anticipated cash flows, interest- and asset-coverage metrics. The Acquiring ETF also notes that, to a lesser extent, the Acquiring ETF may also invest in higher-quality municipal bonds when yield spreads are narrow and the sub-advisor believes that the higher yields available in lower-quality bonds do not compensate for the increased risk, or when, in the opinion of the sub-advisor, there is a lack of medium-and lower-quality bonds in which to invest.

•	The Target Fund is managed by RBC, whereas the Acquiring ETF is managed by American Beacon and sub-advised by Aberdeen.
•	Since the Target Fund and the Acquiring ETF have the same investment objective and 80% policy, invest primarily in non-investment-grade tax-exempt municipal bonds, and may invest an unlimited amount of their assets in such securities, American Beacon and Aberdeen believe that, as a result, the Funds have a generally similar risk/return profile. However, differences between the Funds may cause their risk and return characteristics to differ, including: (i) the Acquiring ETF’s principal investment strategies describe a broader range of eligible municipal bond types, and the Acquiring ETF has additional corresponding principal risks; (ii) the Target Fund invests substantially in municipal bonds with remaining maturities of ten to 30 years, while the Acquiring ETF may invest in instruments of any maturity but generally seeks remaining maturities of five to 30 years, which may result in different sensitivity to changes in interest rates; and (iii) the Acquiring ETF is subject to additional risks resulting from its ETF structure. In addition, because the Acquiring ETF commenced operations on June 24, 2026, it does not yet have a full calendar year of performance history against which its returns can be compared to the Target Fund.

The Acquiring ETF also has some additional risks, due to its operations as an ETF. These additional risks are:

•	Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units (described below) with the Fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes.
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•	Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.
•	Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.
•	Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Trading in Fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

For more information, see “Comparison of Principal Risk Factors” later in this Proxy Statement.

Manager, Sub-Advisor and Other Service Providers

•	Currently, RBC serves as the investment adviser of the Target Fund. After the Reorganization, American Beacon and Aberdeen will continue to serve as the manager and sub-advisor, respectively, for the Acquiring ETF.
•	The Reorganization will shift management oversight responsibility for the Target Fund from RBC to American Beacon. Aberdeen will continue to manage the Acquiring ETF on a day-to-day basis, and American Beacon will be responsible for overseeing the management of the Acquiring ETF by Aberdeen. For a detailed description of Aberdeen and American Beacon, please see “Additional Information about the Acquiring ETF – Service Providers” below.
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•	The principal underwriter, administrator, custodian and fund accounting agent, auditor and transfer agent for the Target Fund and the Acquiring ETF are different. See “Additional Information About the Acquiring ETF – Service Providers” below for further information.

Fees and Expenses of the Funds

•	As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, currently, the total annual fund operating expenses of the shares of the Acquiring ETF are lower than the total annual fund operating expenses of the Class N or Servicing Class Shares of the Target Fund. It is anticipated that the total annual fund operating expenses of the shares of the Acquiring ETF will continue to be lower than the total annual fund operating expenses of the Class N or Servicing Class Shares of the Target Fund following the Reorganization.
•	The Target Fund pays RBC an advisory fee at the annual rate of 0.50% on the Target Fund’s average daily net assets. The Target Fund also pays City National Bank, an affiliate of RBC, a shareholder servicing fee at the annual rate of 0.25% on the Target Fund’s average daily net assets. The Acquiring ETF unitary fee schedule is structured so that the Acquiring ETF pays a management fee rate to American Beacon at an annual rate of 0.55%. Under the unitary fee structure American Beacon has agreed to pay all expenses incurred by the Acquiring ETF, excluding only: management fee payments to American Beacon under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolio holdings, securities lending fees, interest expense, expenses associated with securities sold short, costs, expenses or losses arising out of any liability or claim asserted against the Acquiring Trust or Acquiring ETF for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), all costs associated with proxies and shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act, and/or other matters that directly benefit American Beacon, taxes and governmental fees, and extraordinary expenses (including fees and disbursements of counsel).
•	Class N shares of the Target Fund have adopted a plan under Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 plan, Class N pays its distributor a fee at an annual rate of 0.25% of average daily net assets. Servicing Class Shares of the Target Fund have not adopted a plan under Rule 12b-1. Class N Shares of the Target Fund will be combined into Servicing Class Shares of the Target Fund in advance of the Reorganization. The Acquiring ETF has adopted a plan pursuant to Rule 12b-1. Under the Rule 12b-1 plan, the Acquiring ETF would pay distribution fees to its distributor at an annual rate not to exceed 0.25% of average daily net assets. The Board of the Acquiring ETF currently has determined not to implement any 12b-1 fees pursuant to the Acquiring ETF’s Rule 12b-1 plan.
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Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures

There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures of the Target Fund and the Acquiring ETF. The table below summarizes the changes generally. Please see the narrative discussion following the table for more information about these differences.

	Target Fund	Acquiring ETF
Distribution	Shares may be purchased directly from the Target Fund or through financial intermediaries, including platforms.	Individual shares may be purchased in the secondary market on an exchange, through a broker. New shares may only be purchased directly from the Acquiring ETF in large groups called “Creation Units” (25,000 or more shares) and only through certain investors, called “Authorized Participants.”
Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Only Authorized Participants may purchase Creation Units of shares from the Acquiring Trust.
Exchange rights	Shares of the Target Fund may be exchanged for shares of the same class of another fund in the Target Trust.	ETF shares have no exchange rights.
Redemption procedures	Shareholders may redeem shares directly from the Target Fund at NAV per share at any time and will receive proceeds in cash.	Individual shareholders will normally “exit” their investment in the Acquiring ETF by selling shares at the current market price on the exchange, through a broker. Shares may only be redeemed by Authorized Participants in Creation Units at NAV per share and are redeemed either in cash, in-kind or a combination of in-kind and cash.

For both the Target Fund and the Acquiring ETF, the NAV per share is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Further, each of the Target Fund and Acquiring ETF generally values portfolio securities at market value. Because the value of portfolio securities changes every business day, the NAV per share of the Target Fund and the Acquiring ETF usually changes as well. In the event of an emergency or other disruption in trading on the NYSE, the NAV per share of the Target Fund and the Acquiring ETF would still normally be determined as of 4:00 P.M., Eastern Time. The NYSE is generally closed on all national holidays and Good Friday; shares of the Target Fund and the Acquiring ETF will not be priced on those days or other days on which the NYSE is scheduled to be closed. On any business day when the NYSE closes early, the Target Fund will also close trading early and the NAV will be calculated at the early NYSE closing time. If trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Acquiring ETF’s NAV per share typically would still be determined as of the regular close of trading on the NYSE.

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Additional Information on Differences in Purchases of Shares

Target Fund. Shares of the Target Fund are sold at  NAV per share. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. The Servicing Class Shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank. The Target Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Target Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Target Fund on behalf of its customers.

Acquiring ETF. The Acquiring ETF is traded on NYSE Arca during each trading day. Individual shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. ETF shares are bought and sold at market prices, rather than the NAV per share, and shares may trade at a price greater or less than the NAV per share. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying net asset value of the ETF shares when you buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETF.  Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF will be done in increments of 25,000 share Creation Units. A fee (called a “Transaction Fee”) is expected to be charged to Authorized Participants who create or redeem Acquiring ETF shares in Creation Units. The Acquiring Trust currently expects the Acquiring ETF’s standard Transaction Fee to be $350 for in-kind transactions and $100 for cash transactions. The Acquiring ETF may also impose a variable Transaction Fee of up to 2% of the value of the Creation Unit(s) being purchased. Under normal circumstances, the Acquiring ETF will issue or redeem Creation Units in return for a basket of assets and/or cash amount that the Acquiring ETF specifies each day and are effected at the NAV per share as next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the ETF each day. Authorized Participants may only purchase and redeem shares in Creation Units by submitting an order through the Acquiring ETF’s transfer agent to its distributor.

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More information about the purchase and sale of ETF shares in Creation Units can be found in the Acquiring ETF’s Statement of Additional Information under the heading “Creation and Redemption of Creation Units.”

Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF is subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes.

Additional Information on Differences in Exchange Privileges

Target Fund. Shareholders of the Target Fund may exchange their shares for the same class of shares of any other fund in the fund family in which a shareholder is eligible to invest.

Acquiring ETF. There is no exchange privilege for the Acquiring ETF. This means that to exit an investment in the Acquiring ETF, a shareholder will need to sell the shares in the secondary market at the then-current market price and may incur a brokerage commission or other fee to do so.

Additional Information on Differences in Redemption Rights

Target Fund. Shares of the Target Fund are redeemed directly from the Target Fund at  NAV per share on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mail (City National Rochdale Funds, c/o U.S. Bank Global Fund Services, PO Box 701, Milwaukee, WI 53201-0701), overnight delivery (City National Rochdale Funds, c/o U.S. Bank Global Fund services, 615 East Michigan Street 3rd Floor, Milwaukee, WI 53202), wire, or telephone (866-209-1967). If you purchased Target Fund shares through an Authorized Institution, you may sell your shares only through your Authorized Institution.

Acquiring ETF. The Acquiring ETF is traded on NYSE Arca. Individual ETF shares are not redeemed by investors directly from the Acquiring ETF, except in Creation Units. To exit an investment, an investor would sell individual ETF shares on the Exchange through a broker-dealer. If you wish to sell shares of the Acquiring ETF, you should contact your broker. You may incur a brokerage fee when selling shares of the Acquiring ETF. Because the Acquiring ETF shares trade on the Exchange at market prices rather than at the NAV per share, such shares may trade at market prices that are greater than NAV per share (premium) or less than NAV per share (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring ETF. Redemption activity conducted by Authorized Participants directly with the Acquiring ETF will generally be done in increments of 25,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The Acquiring Trust currently expects the Acquiring ETF’s standard Transaction Fee to be $350 for in-kind transactions and $100 for cash transactions. The Acquiring ETF may also impose a variable Transaction Fee of up to 2% of the value of the Creation Unit(s) being redeemed.

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The Acquiring ETF will redeem Creation Units in return for a basket of instruments and/or cash that the Acquiring ETF specifies each day, which basket will have the same aggregate value as the aggregate NAV of the Creation Unit(s) redeemed. Shares of the Acquiring ETF may only be redeemed in Creation Units by submitting an order to the Acquiring ETF’s transfer agent.

Redemption proceeds for a Creation Unit may be paid in cash or partially in cash. Redemption proceeds for a Creation Unit will consist of securities and/or cash in an amount equal to the difference between the NAV of the shares of the Acquiring ETF being redeemed, as next determined after a receipt of a request in proper form less any fixed redemption transaction fee and any applicable additional variable charge.

More detailed information is available below in this Proxy Statement in the section entitled “Comparison of Distribution and Purchase, Redemption and Exchange Procedures.”

Costs and Tax Consequences of the Reorganization

•	The Reorganization is expected to be a reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). American Beacon expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.
•	American Beacon will bear the direct costs and expenses related to the proposed Reorganization, including the following: (1) costs, including legal and accounting fees, associated with preparing, reviewing, and filing the Plan of Reorganization and the Target Fund’s proxy materials, (2) expenses incurred in connection with printing and mailing Target Fund’s proxy materials and the solicitation of proxies for the special meeting of the Target Fund shareholders, (3) transfer agent and custodian conversion costs, (4) costs of preparing and filing the Target Fund’s prospectus supplement, (5) costs of preparing and filing the Acquiring ETF’s registration statement, (6) costs associated with any meeting of the Target Trust Board or Acquiring Trust Board, and (7) termination fees of up to $425,000 to be paid to applicable service providers of the Target Fund. The administration agreement between the Target Trust and SEI Investments Global Funds Services (“SEIIGFS”), the administrator to the Target Fund and the other series of the Target Trust, provides for certain termination fees payable to SEIIGFS if that agreement is terminated by the Target Trust during the term of the agreement. For the other direct costs of the Reorganization, RBC and American Beacon will each bear their own costs (e.g., legal fees for their own business interests).
•	Each of the Target Fund and the Acquiring ETF will bear, as applicable, the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization in instances where the securities may not be transferred in-kind; and (ii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring ETF.
•	Although significant portfolio repositioning is not currently expected in connection with the Reorganization, certain portfolio transactions may occur before the Reorganization to facilitate the transfer of assets or align portfolio holdings with the Acquiring ETF’s investment strategy. Any resulting brokerage commissions, bid-ask spreads, transfer taxes or other transaction costs associated with any such repositioning will be borne by the applicable Fund. Such costs are not currently expected to be material.
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•	The Target Fund and the Acquiring ETF will not bear any of the direct costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would result in the Fund’s disqualification as a “regulated investment company” under the Code or would prevent the proposed Reorganization from qualifying as a non-taxable reorganization for U.S. federal income tax purposes.
•	While no indirect costs of the Reorganization (e.g., additional auditor’s fee resulting from testing of and review of disclosures in the annual report pertaining to the Reorganization) are currently expected to be material, it is anticipated that such indirect costs, if any, would be borne by American Beacon.
•	While the Reorganization is expected to be non-taxable for U.S. federal income tax purposes, you may recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) as a result of the distribution of net capital gains, if any, realized by the Target Fund in advance of the Reorganization, including in connection with any sale of securities.

Valuation Risk Associated with the Reorganization

For purposes of the Reorganization and pursuant to the Reorganization Plan, the assets of the Target Fund will be valued using the Acquiring ETF’s valuation procedures rather than the valuation procedures currently used by the Target Fund. Differences in methodologies, pricing sources, fair-value determinations or valuation assumptions could result in different values assigned to the Target Fund’s portfolio securities. As a result, the aggregate value and number of Acquiring ETF shares (and cash for fractional shares of the Acquiring ETF) received by Target Fund shareholders in the Reorganization could differ from the aggregate value and number of shares of the Acquiring ETF and cash that would have been received if the Target Fund’s current valuation procedures had been used. The differences between the Acquiring ETF’s valuation policies and procedures and the Target Fund’s valuation policies and procedures are not expected to be material.

Alternatives to the Reorganization

•	If the Target Fund is not reorganized with and into the Acquiring ETF, the Target Trust’s Board may take such further action as it may deem to be in the best interests of the Target Fund and its shareholders.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class N Shares and Servicing Class Shares of the Target Fund, the shares of the Acquiring ETF and the estimated pro forma fees and expenses of the shares of the Acquiring ETF after giving effect to the proposed Reorganization. If the Reorganization is approved, Class N Shares of the Target Fund will be combined into Servicing Class Shares prior to the Closing Date. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

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Expenses for the Class N Shares and Servicing Class Shares of the Target Fund are based on the operating expenses incurred by Target Fund’s Class N Shares and Servicing Class Shares for the six months ended March 31, 2026. The Acquiring ETF commenced operations on June 24, 2026. Expenses for the Acquiring ETF’s shares are based on the estimated operating expenses for the Acquiring ETF’s current fiscal year. January 31, 2026. The pro forma fees and expenses of the Acquiring ETF assume that the Reorganization had been in effect for the period from inception of June 24, 2026 through July 31, 2026.

	City National Rochdale Municipal High Income Fund Class N	City National Rochdale Municipal High Income Fund Servicing Class	American Beacon Aberdeen Municipal High Income ETF	American Beacon Aberdeen Municipal High Income ETF (pro forma)
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None	None[1]	None[1]
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%	0.00%	0.00%
Other Fund Expenses	0.15%	0.15%	0.00%[2]	0.00%[2]
Total Other Expenses	0.40%	0.40%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.15%	0.90%	0.55%	0.55%
[1]	Pursuant to a Distribution Plan, the Acquiring ETF may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Acquiring ETF’s average daily net assets. However, no such fee is currently paid by the Acquiring ETF, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
[2]	“Other Fund Expenses” are based on estimated amounts for the current year.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Acquiring ETF with the cost of investing in the Target Fund. The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.
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Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
City National Rochdale Municipal High Income Fund – Class N shares	$ 115	$ 359	$ 622	$1,375
City National Rochdale Municipal High Income Fund – Servicing Class shares	$ 90	$ 281	$ 488	$ 1,084
American Beacon Aberdeen Municipal High Income ETF	$ 56	$ 176	$ 307	$ 689
Pro forma American Beacon Aberdeen Municipal High Income ETF (assuming the proposed Reorganization is approved)	$ 56	$ 176	$ 307	$ 689

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the fiscal year ended September 30, 2025 and six-month period ended March 31, 2026, the portfolio turnover rate for the Target Fund was 23% and 4%, respectively, of the average value of its portfolio. For the period from the Acquiring ETF’s commencement of operations on June 24, 2026 through the period ended July 31, 2026, the Acquiring ETF’s portfolio turnover rate was 61% of the average value of its portfolio.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Target Fund and the Acquiring ETF have the same investment objective, and similar principal investment strategies and policies/restrictions. Both Funds’ investment objective is to seek to provide a high level of current income that is not subject to federal income tax. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The Target Fund’s investment objective is “fundamental,” which means that it cannot be changed by the Target Trust’s Board of Trustees without the approval of Fund shareholders. The Acquiring ETF’s investment objective is “non-fundamental,” which means that it may be changed by the Acquiring Trust’s Board of Trustees without the approval of Acquiring ETF’s shareholders.

The Target Fund and the Acquiring ETF have the same 80% policy, which is to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands, and Guam), their political subdivisions - such as cities and counties - and their agencies or authorities to finance public-purpose projects. All investments in each Fund are denominated in U.S. dollars. The interest on municipal bonds is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be a tax-preference item for purposes of the federal alternative minimum tax (the “AMT”) applicable to noncorporate taxpayers.

The Target Fund and the Acquiring ETF have similar principal investment strategies but the Acquiring ETF discloses more types of tax-exempt municipal bonds as part of its principal investment strategies and includes additional principal risk disclosure that corresponds to these additional types of securities. The

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principal risks associated with investments in the Target Fund and the Acquiring ETF are similar. However, the Target Fund and the Acquiring ETF have made different determinations regarding the principal risks, and, as such, each Fund describes risks differently, organizes risks in an order different than the other, and discloses certain risks that the other does not.

The Funds disclose similar criteria for the selection of portfolio securities. Both Funds invest across medium- and lower-quality bonds rated BBB+ or lower by S&P Global Ratings (“S&P”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Advisor in the case of the Target Fund or abrdn Inc. (the “sub-advisor” or “Aberdeen”) in the case of the Acquiring ETF to be of comparable quality. Each Fund’s investments primarily include non-investment-grade debt securities (commonly referred to as “high yield” or “junk” bonds), which are rated BB+ or lower by S&P, comparably rated by another NRSRO, or, if unrated, determined by the Advisor or sub-advisor to be of comparable quality. Split-rated bonds are considered by the sub-advisor for the Acquiring ETF to have the higher credit rating. Each Fund may invest an unlimited amount of its total assets in non-investment-grade debt securities. Although the Advisor or sub-advisor considers credit ratings in selecting investments for each Fund, it makes investment decisions based on its own credit analysis rather than an NRSRO’s credit rating. In making such evaluations, the Advisor or sub-advisor considers, among other attributes, the issuer’s financial resources and operating history; its sensitivity to economic conditions and trends; its debt maturity schedules and borrowing requirements; and the relative value of the investment based on anticipated cash flows, interest- and asset-coverage metrics.

Each Fund may invest in higher-quality municipal bonds at times when yield spreads are narrow and the Advisor or sub-advisor believes that the higher yields available in lower-quality bonds do not compensate for the increased risk, or when, in the opinion of the Advisor or sub-advisor, there is a lack of medium- and lower-quality bonds in which to invest.

The Advisor or sub-advisor determines the desired duration and maturity profile of each Fund’s holdings based on its view of interest rates. The Acquiring ETF may invest in instruments of any maturity, although it will generally seek instruments with remaining maturities of 5 to 30 years, while the Target Fund invests substantially in municipal bonds with remaining maturities of 10 to 30 years.

Municipal bonds in which each Fund may invest include, but are not limited to, revenue bonds, general obligation bonds, auction rate securities, private activity bonds (“PABs”), moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender-option bonds.

The Target Fund is managed by a single investment advisor, RBC, which manages the Target Fund’s portfolio, whereas the Acquiring ETF is managed by American Beacon and is sub-advised by Aberdeen, which is responsible for the day-to-day management and investment of the Acquiring ETF’s portfolio.

The Principal Investment Strategies of the Acquiring ETF will not change in connection with the Reorganization.

Additional information regarding the investment objective and principal investment strategies of the Fund is set forth below. In addition, additional information regarding the investments in which the Acquiring ETF will invest is included in Appendix C under the heading “Additional Information About the Acquiring ETF’s Investments.”

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Target Fund	Acquiring ETF
City National Rochdale Municipal High Income Fund	American Beacon Aberdeen Municipal High Income ETF
Investment Objective
The Fund seeks to provide a high level of current income that is not subject to federal income tax.	The Fund’s investment objective is to seek to provide a high level of current income that is not subject to federal income tax.
The Fund’s investment objective is fundamental, and cannot be changed without shareholder approval.	The Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Fund’s Board without the approval of Fund shareholders.
Principal Investment Strategies

Under normal market conditions, the Muni High Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands, and Guam), their political subdivisions such as counties and cities, and agencies or authorities, to finance public-purpose projects. The interest on municipal bonds is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be a tax preference item (“Tax Preference Item”) for purposes of the federal alternative minimum tax (the “AMT”) applicable to noncorporate taxpayers.

The Fund typically invests in medium- and lower-quality bonds, which are bonds that are rated BBB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), are comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by RBC Rochdale, LLC (“RBC” or the “Advisor”), the Fund’s investment adviser, to be of comparable quality. The Fund’s typical investments include non-investment grade debt

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands, and Guam), their political subdivisions - such as cities and counties - and their agencies or authorities to finance public-purpose projects. All investments in the Fund are denominated in U.S. dollars. The interest on municipal bonds is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be a tax-preference item for purposes of the federal alternative minimum tax (the “AMT”) applicable to noncorporate taxpayers. Municipal bonds subject to AMT are considered tax-exempt municipal bonds for purposes of the Fund’s 80% policy.

The Fund typically invests in medium- and lower-quality bonds rated BBB+ or lower by S&P Global Ratings (“S&P”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by abrdn Inc. (the “sub-advisor” or “Aberdeen”) to be of comparable quality. The Fund’s investments primarily include non-

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Target Fund	Acquiring ETF
City National Rochdale Municipal High Income Fund	American Beacon Aberdeen Municipal High Income ETF

securities (commonly called junk bonds), which are rated BB+ or lower by Standard & Poor’s, comparably rated by another NRSRO or, if unrated, determined by the Advisor to be of comparable quality. The Fund may invest an unlimited amount of its total assets in non-investment grade debt securities. Although the Advisor considers credit ratings in selecting investments for the Fund, the Advisor bases its investment decision for a particular instrument primarily on its own credit analysis and not on an NRSRO’s credit rating. The Advisor will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage.

The Fund may invest in higher quality municipal bonds at times when yield spreads are narrow and the Advisor believes that the higher yields do not justify the increased risk, or when, in the opinion of the Advisor, there is a lack of medium- and lower-quality bonds in which to invest.

The Advisor’s view on interest rates largely determines the desired duration of the Fund’s holdings and how the Advisor structures the portfolio to achieve a duration target. In current market conditions, the Fund invests substantially in municipal bonds with remaining maturities of ten to 30 years.

In selecting investments for the Fund, the Advisor typically conducts a macro-economic analysis, and it may consider a number of factors including the security’s current coupon; the maturity, relative value and market yield of the security; the creditworthiness of the particular issuer or of the private company involved; the sector in which the issuer operates; the structure investment-grade debt securities (commonly referred to as “high yield” or “junk” bonds), which are rated BB+ or lower by S&P, comparably rated by another NRSRO, or, if unrated, determined by the sub-advisor to be of comparable quality. If a bond is rated differently among NRSROs (commonly referred to as “split-rated”), the sub-advisor can consider the bond to have the higher credit rating. The Fund may invest an unlimited amount of its total assets in non-investment-grade debt securities. Although the sub-advisor considers credit ratings in selecting investments for the Fund, it makes investment decisions based on its own credit analysis rather than an NRSRO’s credit rating. In making such evaluations, the sub-advisor considers, among other attributes, the issuer’s financial resources and operating history; its sensitivity to economic conditions and trends; its debt maturity schedules and borrowing requirements; and the relative value of the investment based on anticipated cash flows, interest- and asset-coverage metrics. To a lesser extent, the Fund may also invest in higher-quality municipal bonds when yield spreads are narrow and the sub-advisor believes that the higher yields available in lower-quality bonds do not compensate for the increased risk, or when, in the opinion of the sub-advisor, there is a lack of medium- and lower-quality bonds in which to  invest.

The sub-advisor determines the desired duration and maturity profile of the Fund’s holdings based on its view of interest rates. The Fund may invest in instruments of any maturity, although it will generally seek instruments with remaining  maturities of 5 to 30 years.

In selecting investments for the Fund, the sub-advisor begins with top-down macro themes, including sector outlook, geographic strength, economic conditions, interest rate expectations,

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Target Fund	Acquiring ETF
City National Rochdale Municipal High Income Fund	American Beacon Aberdeen Municipal High Income ETF

of the security, including whether it has a call feature; and the state in which the issuer is located.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. Revenue bonds may also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds may also include tobacco bonds that are issued by state created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues. The Fund may invest significantly in PABs in general; in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education and special tax sectors; and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, the Advisor uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Advisor may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

and credit spread dynamics. Within these macro views, the sub-advisor seeks to capture a broad range of credit opportunities through bottom-up fundamental research, evaluating factors such as debt profile, liquidity, profitability, management quality, security and covenant protections, and socioeconomic trends, among other factors. The sub-advisor generally emphasizes yield-oriented opportunities to help maximize the Fund’s tax efficiency and minimize taxable capital gains. In constructing the portfolio, the sub-advisor also monitors state- and sector-level exposures and single issuer allocations as it seeks to manage concentration risk and maintain diversification. The Fund does not expect to concentrate its investments in any single state, territory, possession or industry.

Municipal bonds in which the Fund may invest include, but are not limited to, revenue bonds, general obligation bonds, auction rate securities, private activity bonds (“PABs”), moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender-option bonds.

Revenue bonds are payable only from specific sources, such as the revenue from a particular project, special taxes, certain lease payments, or other appropriated funds. Revenue bonds may include private-activity bonds (or “PABs”) that finance private initiatives, such as housing bonds that finance pools of single-family mortgages; student-loan bonds that finance student loans; education bonds that finance charter schools; and health care bonds that finance hospitals and other medical facilities. Revenue bonds may be issued as commercial paper, notes, lease obligations, or tender-option bonds. A moral obligation bond is a revenue-backed instrument where a state or municipality “morally” – but not legally – pledges to appropriate funds to replenish a debt service reserve fund if projected revenues fall

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Target Fund	Acquiring ETF
City National Rochdale Municipal High Income Fund	American Beacon Aberdeen Municipal High Income ETF

short. A municipal lease obligation is issued to finance the acquisition of equipment and facilities. A municipal tender-option bond is a structured product that divides a bond into short-term, floating-rate certificates with a tender option and longer-term, inverse floating-rate securities. The Fund will invest in tender-option floaters and is not expected to hold inverse floaters. The Fund may have significant exposure to the Health Care and Education sectors. Health Care includes industries such as hospitals, hospital districts, continuing care retirement communities, nursing homes, and assisted living, among others. Education includes charter schools, school districts, and higher education facilities, among others. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Health Care and Education sectors may decline, and the Fund’s exposure to other market sectors may increase.

The debt securities held by the Fund may be in the form of general obligation bonds, debentures, zero-coupon securities, and callable securities. A general obligation bond is secured by the full faith and credit of its issuer, while a debenture is unsecured. A zero-coupon security does not make periodic interest payments. A callable security may be redeemed, or called, by the issuer prior to maturity date, ceasing interest payments. The Fund can invest in securities that are not registered with the Securities and Exchange Commission and thus restricted in their ability to be traded.

In determining whether to sell a security, the sub-advisor uses similar analysis as it employs when purchasing securities. The analysis generally begins with an outlook on the credit quality and relative value of the instrument followed by macroeconomic and sector-related considerations. Securities may also be sold to rebalance the Fund’s holdings, to take advantage of more attractive investment opportunities, or to raise cash.

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Target Fund	Acquiring ETF
City National Rochdale Municipal High Income Fund	American Beacon Aberdeen Municipal High Income ETF
Temporary Defensive Policy
During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.	The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment objective.
Investment Advisor
RBC Rochdale, LLC	American Beacon Advisors, Inc.
Investment Sub-Advisor
None	abrdn Inc. (“Aberdeen”)
Portfolio Managers

RBC: Douglas Gibbs and Brian Winters= have managed the Target Fund since January 2017.

Douglas Gibbs is a Director and Portfolio Manager/Senior High Yield Municipal Analyst of the Advisor. Mr. Gibbs has over 30 years of experience in the financial services industry. Prior to joining the Advisor in January 2016, he served as a senior analyst for Invesco (and Van Kampen Investments before it was acquired by Invesco in 2010) where he was responsible for the acquisition and surveillance of non-rated and below investment grade municipal credits for both Invesco open-end mutual funds and closed-end funds from 2000 until December 2015. Prior to that, from 1997 to 2000, he was an investment grade municipal analyst for Van Kampen Investments. Mr. Gibbs earned his BA from Illinois Wesleyan University in Bloomington, Illinois and an MBA from the Kellstadt Graduate School of Business at DePaul University in Chicago.

Aberdeen: Jonathan E. Mondillo and Miguel Laranjeiro have managed the Acquiring ETF since inception in 2026.

Jonathan E. Mondillo, Global Head of Fixed Income is responsible for overseeing all public and private markets fixed income teams globally, which include Developed Market Credit, Emerging Market Debt, Liquidity & Rates and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. He joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by Aberdeen. Prior to that, he worked for Fidelity Capital Markets. Mr. Mondillo graduated with a B.S. in Finance from Bentley University.

Miguel  Laranjeiro, Investment Director in the Municipal team where he is responsible for asset allocation and investment management decisions

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Target Fund	Acquiring ETF
City National Rochdale Municipal High Income Fund	American Beacon Aberdeen Municipal High Income ETF
Brian Winters is a Director and Portfolio Manager/Senior High Yield Municipal Analyst of the Advisor. Mr. Winters has over 35 years of experience in the financial services industry. Prior to joining the Advisor in March 2016, he served as Senior Fixed Income Analyst with Invesco, where he was a senior member of the municipal credit team responsible for investment analysis of high yield municipal bonds. Mr. Winters began his career with Van Kampen Investments (1989-1996) and later Morgan Stanley (1996-2010) where he focused on investment grade and high yield municipal and corporate credit analysis. Mr. Winters received a BS in Finance from the University of Illinois at Urbana-Champaign, and his MS in Finance from the Kellstadt Graduate School of Business and an MA in Economics from the Graduate School of Liberal Arts and Social Sciences, both at DePaul University.	for the municipal suite of products, which includes infrastructure debt as well as both investment grade and below investment grade debt strategies. His experience includes municipal credit analysis in the high yield sector as well as high grade tax-backed sectors. He joined the firm in 2018 from Alpine Woods Capital Investors, LLC where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by Aberdeen. Prior to that, he worked for Thomson Reuters as an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors. Mr. Laranjeiro graduated with a B.S. in Economics from State University of New York.

Comparison of Principal Risk Factors

There is no assurance that a Fund will achieve its investment objective, and you could lose part or all of your investment in a Fund.  The Funds are not designed for investors who need an assured level of current income and are intended to be a long-term investment. The Funds are not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Funds.

The principal risks associated with investments in the Target Fund and the Acquiring ETF are similar. However, the Target Fund and the Acquiring ETF have made different determinations regarding the principal risks, and, as such, each Fund describes risks differently, organizes risks in an order different than the other, and discloses certain risks that the other does not.

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The table below sets forth the principal risks of the Target Fund, along with the corresponding principal risks of the Acquiring ETF, as well as any principal risks applicable to one Fund, but not the other.

Target Fund	Acquiring ETF
Prepayments	Callable Securities Risk
No corresponding risk	Counterparty Risk
Credit Risk	Credit Risk
Cybersecurity Risk	Cybersecurity and Operational Risk
No corresponding risk	Debentures Risk
No corresponding risk	Exchange-Traded Funds (“ETFs”) Risk • Authorized Participants Concentration Risk • Cash Transactions Risk • Premium/Discount Risk • Secondary Market Trading Risk
High Yield (“Junk”) Bonds Risk	High-Yield Securities Risk
Interest Rate Risk	Interest Rate Risk
No corresponding separately identified risk	Investment Risk
No corresponding separately identified risk	Issuer Risk
Liquidity Risk	Liquidity Risk
Market Risk Market Risk of Fixed Income Securities	Market Risk • Recent Market Events Risk
Municipal Securities Private Activity Bonds

Municipal Securities Risk

•   Auction Rate Securities Risk

•   General Obligation Bonds Risk

•   Municipal Commercial Paper and Notes Risk

•   Municipal Lease Obligations Risk

•   Private Activity Bonds Risk

•   Revenue Obligations Risk

•   Moral Obligation Bonds Risk

•   Tender-Option Bond Floaters Risk

No corresponding risk	New Fund Risk
Privately Placed and Restricted Securities Risk	Restricted Securities Risk
No corresponding risk	Sector Risk • Education Sector Risk • Healthcare Sector Risk
No corresponding risk	Secured, Partially Secured and Unsecured Obligation Risk
No corresponding separately identified risk	Securities Selection Risk
Taxes	Tax and Political Risk
No corresponding risk	Unrated Securities Risk
Valuation Risk	Valuation Risk
No corresponding risk	Variable and Floating Rate Securities Risk
No corresponding risk	Zero Coupon Securities Risk
Management and Operational Risk	No corresponding risk
Credit Enhancement	No corresponding risk
Rating Agencies	No corresponding risk
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Defensive Investments	No corresponding risk
Redemptions	No corresponding risk
Conflicts of Interest Risk	No corresponding risk

The greatest risk of investing in an ETF is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Acquiring ETF’s principal risk factors in light of its principal investment strategies. The Acquiring ETF is subject to the principal risks described below. These risks are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of the Acquiring ETF, regardless of the order in which it appears.

Callable Securities Risk

The Acquiring ETF may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Acquiring ETF would lose the income that would have been earned to maturity on that security, the proceeds received by the Acquiring ETF may be invested in securities paying lower coupon rates or other less favorable characteristics, and the Acquiring ETF may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, the Acquiring ETF’s income could be reduced as a result of a call and this may reduce the amount of the Acquiring ETF’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Acquiring ETF’s total return.

Counterparty Risk

The Acquiring ETF is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Acquiring ETF. As a result, the Acquiring ETF may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Acquiring ETF to greater losses in the event of a default by a counterparty.

Credit Risk

The Acquiring ETF is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. There are varying degrees of credit risk, depending on the financial condition of an issuer, guarantor, or counterparty, as well as the terms of an obligation, which may be reflected in the credit rating of the issuer, guarantor, or counterparty. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Acquiring ETF may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk

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may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality, are not a guarantee of future credit performance of such securities, are not a guarantee of quality and do not protect against a decline in the value of a security. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. A decline in the credit rating of an individual security held by the Acquiring ETF may have an adverse impact on its price and may make it difficult for the Acquiring ETF to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Acquiring ETF’s securities, could affect the Acquiring ETF’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Acquiring ETF, its service providers, and third-party Acquiring ETF distribution platforms, including the ability of shareholders to transact in  the Acquiring ETF’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Acquiring ETF assets, shareholder data, or proprietary information, or cause the Acquiring ETF or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Acquiring ETF transactions, interference with the Acquiring ETF’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Acquiring ETF or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Acquiring ETF, its service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Acquiring ETF to conduct operations or of shareholders to transact the Acquiring ETF’s shares.

The Manager, through its monitoring and oversight of Acquiring ETF service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Acquiring ETF service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Acquiring ETF or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The Acquiring ETF cannot control the

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cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms, or the issuers of securities in which the Acquiring ETF invests. The issuers of the Acquiring ETF’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Acquiring ETF’s investments, leading to significant loss of value.

Debentures Risk

In the event of a default or bankruptcy by the issuer, as unsecured creditors, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The Acquiring ETF is subject to the risk that the value of a debenture will fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.

Exchange-Traded Funds (“ETFs”) Risk

As an ETF, the  Acquiring ETF is subject to the following risks:

•	Authorized Participants Concentration Risk. The Acquiring ETF has a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with the Acquiring ETF, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Acquiring ETF and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Acquiring ETF may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Acquiring ETF, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
•	Cash Transactions Risk. Like other ETFs, the Acquiring ETF sells and redeems its shares primarily in large blocks called Creation Units and only to Authorized Participants. Unlike many other ETFs, however, the Acquiring ETF expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Acquiring ETF to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Acquiring ETF or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Acquiring ETF recognizes gain on these sales, this generally will cause the Acquiring ETF to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Acquiring ETF generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which the Acquiring ETF is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Acquiring ETF sold and redeemed its shares principally in-kind, may be passed on to
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purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the  Acquiring ETF has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Acquiring ETF’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Acquiring ETF’s shares than for other ETFs.

•	Premium/Discount Risk. The NAV of the Acquiring ETF’s shares will generally fluctuate with changes in the market value of the Acquiring ETF’s securities holdings. The market prices of Acquiring ETF shares will generally fluctuate in accordance with changes in the Acquiring ETF’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Acquiring ETF shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium). As a result, shareholders of the Acquiring ETF may pay more than NAV when purchasing shares and receive less than NAV when selling Acquiring ETF shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Acquiring ETF shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the Acquiring ETF’s holdings. The market prices of Acquiring ETF shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Acquiring ETF’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Acquiring ETF’s NAV. In addition, market prices of Acquiring ETF shares may deviate significantly from the NAV if the number of Acquiring ETF shares outstanding is smaller or if there is less active trading in Acquiring ETF shares. Investors purchasing and selling Acquiring ETF shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Acquiring ETF.
•	Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Acquiring ETF shares (the “bid” price) and the price at which they are willing to sell Acquiring ETF shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is generally lower if the Acquiring ETF’s shares have more trading volume and market liquidity and higher if the Acquiring ETF’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads. Shares of the Acquiring ETF may trade in the secondary market at times when the Acquiring ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Acquiring ETF accepts purchase and redemption orders. Although Acquiring ETF shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Acquiring ETF’s shares will continue to be listed. If the Acquiring ETF is delisted, any resulting liquidation of the Acquiring ETF could create transaction costs for the Acquiring ETF and adverse federal income tax consequences for investors. Trading in Acquiring ETF shares may be halted due to market conditions or for reasons that, in the view of
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the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring ETF will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of the Acquiring ETF, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Acquiring ETF may lead to increased trading volume and volatility in the secondary market for the shares of the Acquiring ETF.

High-Yield Securities Risk

Exposure to high-yield securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Acquiring ETF desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Acquiring ETF may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. The lower rating of certain high-yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Acquiring ETF may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Acquiring ETF may have to be adjusted in the event of default. In the event of an issuer’s default, the Acquiring ETF may write off prior income accruals for that issuer, resulting in a reduction in the Acquiring ETF’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

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Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Acquiring ETF owns or may acquire illiquid or restricted high-yield securities or unrated securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Interest Rate Risk

Investments in fixed-income securities that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates.   For example, the value of the Acquiring ETF’s fixed-income investments typically will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Acquiring ETF’s investments to decline.  Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds  held by the Acquiring ETF, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Acquiring ETF. When interest rates decline, issuers may prepay higher-yielding securities held by the Acquiring ETF, resulting in the Acquiring ETF reinvesting in securities with lower yields, which may cause a decline in its income.  The prices of fixed-income securities  are also affected by their durations. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. Rising interest rates may cause the value of the Acquiring ETF’s investments in investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Acquiring ETF. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Acquiring ETF performance to the extent a Acquiring ETF is exposed to such interest rates. In a low interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise and may limit a Acquiring ETF’s ability to locate fixed income instruments containing the desired risk/return profile.

The Acquiring ETF may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Investment Risk

An investment in the Acquiring ETF is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Acquiring ETF should not be relied upon as a complete investment program. The share price of the Acquiring ETF fluctuates, which means that when you sell your shares of the Acquiring ETF, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Acquiring ETF.

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Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk

The  Acquiring ETF is susceptible to the risk that certain investments held by the Acquiring ETF may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Acquiring ETF’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result, the Acquiring ETF may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Acquiring ETF management or performance. An inability to sell a portfolio position can adversely affect the Acquiring ETF’s NAV or prevent the Acquiring ETF from being able to take advantage of other investment opportunities. The Acquiring ETF could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Acquiring ETF.  For example, liquidity risk may be magnified in rising interest rate environments in the event of higher than normal redemption rates. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

The Acquiring ETF is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Acquiring ETF’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Acquiring ETF will increase in value along with the broader market. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers

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worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Acquiring ETF to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Acquiring ETF’s portfolio turnover, which could increase the costs that the Acquiring ETF incurs and lower  the Acquiring ETF’s performance.

Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or

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even the entire market, which may result in the Acquiring ETF being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

•	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Acquiring ETF may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on the Acquiring ETF’s investments. The U.S. has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The U.S. also has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from China, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the U.S. and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of the Acquiring ETF’s investments may go down. The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Tensions, war (including cyber warfare) or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may

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contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events, including the potential for cyber warfare, remain uncertain and cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of  the Acquiring ETF and its investments or operations could be negatively impacted whether or not  the Acquiring ETF invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Acquiring ETF. The full effect of such regulations is not currently known, and certain regulatory changes could limit the Acquiring ETF’s ability to pursue its investment strategies or make certain investments, may make it more costly for the Acquiring ETF to operate, and adversely impact performance. Additionally, it is possible such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Acquiring ETF.

Further, advancements in technology may also adversely impact market movements and liquidity. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of the Acquiring ETF. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence, the Acquiring ETF’s holdings and its overall performance could be negatively impacted.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

Global climate change potentially may affect property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers,

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industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Municipal Securities Risk

The value of municipal securities, and the ability of a municipal issuer to make payments, can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality.

Municipal securities and their issuers may be more susceptible to downgrade, default and bankruptcy as a result of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to  the Acquiring ETF could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Acquiring ETF to sell the security at the time and the price that normally prevails in the market. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Some obligations may be difficult to trade or interest payments may be tied only to a specific stream of revenue. In addition, the Acquiring ETF’s investments in municipal securities are subject to the following risks:

•	Auction Rate Securities Risk. Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
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•	General Obligation Bonds Risk. A general obligation bond is secured by the full faith, credit and taxing power of the issuing municipality, not revenues from a specific project or source. Consequently, timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. The taxing power of a municipality may be limited by provisions of constitutions or laws and a municipality’s credit will depend on many factors. A municipality in which the Acquiring ETF invests may experience significant financial difficulties, including bankruptcy or default, which may negatively impact the Acquiring ETF.
•	Municipal Commercial Paper and Notes Risk. Municipal commercial paper is unsecured, likely used to meet the short-term needs of a municipality, and generally is repaid from general revenues of the municipality or refinanced with long-term debt. Municipal notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is dependent upon the issuer’s receipt of the anticipated revenues.
•	Municipal Lease Obligations Risk. Municipal lease obligations typically are not fully backed by a municipality’s credit and thus interest thereon may become taxable if the lease is assigned, which may reduce the value of the Acquiring ETF’s investment. While the issuer does not pledge its taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer of a lease obligation does not fulfill its payment obligation, it may be difficult to sell the property, and the proceeds of a sale may not cover the loss incurred by the Acquiring ETF.
•	Private Activity Bonds Risk. The issuers of private activity bonds in which the Acquiring ETF may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or a project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Acquiring ETF’s value. The Acquiring ETF’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “About Your Investment-Distributions and Taxes” for more details.
•	Revenue Obligations Risk. Payments of interest and principal on revenue obligations are made only from the revenues generated by a particular facility or class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.
•	Moral Obligation Bonds Risk. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest if the issuer is unable to meet its obligations through current revenues. The establishment of such a reserve fund generally requires appropriation by a state legislature, which is not legally required. The establishment of such a reserve fund is generally considered a moral commitment, but not a legal obligation of the state or municipality that created the issuer.
•	Tender-Option Bond Floaters Risk. Tender option bond floaters are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests one of which is tender option bond floaters. These are floating rate certificates that receive tax-exempt interest based on short-term rates and its holders may tender the certificates to the trust at face value. Investments in tender option bond floaters expose the Acquiring ETF to variable and floating rate securities risk. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.
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New Fund Risk

The Acquiring ETF recently commenced operations prior to the date of this Prospectus. The current performance and expenses of the Acquiring ETF may not represent how it is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on the Acquiring ETF’s performance. The Acquiring ETF’s shareholder fees and annual fund operating expenses may also be higher initially than after it has fully implemented its investment strategies and attracted sufficient assets to achieve investment and trading efficiencies. The Acquiring ETF may also require a period of time before it is invested in securities that meet its investment objectives and policies and achieves a representative portfolio composition. Acquiring ETF performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Acquiring ETF is fully invested. Similarly, the Acquiring ETF’s investment strategies may require a longer period of time to show returns that are representative of the strategies.

Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Acquiring ETF may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Acquiring ETF believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Acquiring ETF may receive only limited information regarding the issuer of a restricted security. The Acquiring ETF may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Acquiring ETF might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Sector Risk

Sector risk is the risk associated with the Acquiring ETF holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the Acquiring ETF has substantial holdings within a particular sector, the risks to the Acquiring ETF associated with that sector increase and the Acquiring ETF may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the Acquiring ETF focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Acquiring ETF were invested more evenly across sectors. Individual sectors may be more

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volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. The Acquiring ETF’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As the Acquiring ETF’s portfolio changes over time, the Acquiring ETF’s exposure to a particular sector may become higher or lower.

•	Education Sector Risk. The Acquiring ETF may invest a significant portion of its assets in education bonds, and may be more affected by events influencing the education sector than a fund that is more diversified across multiple sectors. In general, there are two types of bonds that are associated with the education sector: those that are issued to finance projects for public and private colleges and universities, and those that represent pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreased state and federal funding. Factors that may lead to declining or insufficient revenues include restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Risks associated with student loan revenue bonds include rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, state guarantee agency reimbursements, and continued federal interest and other program subsidies currently in effect.
•	Health Care Sector Risk. The Acquiring ETF may invest in bonds issued by state or local authorities that are secured by the revenues of health care facilities, including life care facilities, nursing homes and hospitals. A major source of revenue for the health care industry is payments from Medicare and Medicaid programs, and the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Other factors that may affect the health care sector and the value and credit quality of health care bonds include general and local economic conditions, demand for services, expenses (including malpractice insurance premiums), and competition among health care providers. Health care facility operations may be adversely affected by national or state-specific health insurance exchanges; other national, state, or local health care reforms; medical and technological advances that may alter the need for health services or how such health services are delivered; changes in medical coverage altering the traditional fee-for-service revenue stream; efforts to reduce the costs of health insurance and health-care services; and increases and decreases in the cost and availability of medical products.

Secured, Partially Secured and Unsecured Obligation Risk

Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrower provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer the Acquiring ETF more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.

Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an

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obligation in which the Acquiring ETF has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Acquiring ETF’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Acquiring ETF may not have priority over other creditors as anticipated. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the  Acquiring ETF has an interest.

If an obligation in which the  Acquiring ETF invests, such as a secured loan, is foreclosed, the  Acquiring ETF could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and the Acquiring ETF would bear the risk that the collateral may decline in value while the Acquiring ETF is holding it. Some obligations in which the Acquiring ETF may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral, and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Acquiring ETF lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Securities Selection Risk

Securities selected for the Acquiring ETF may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. This could result in the Acquiring ETF’s underperformance compared to other funds with similar investment objectives.

Tax and Political Risk

There is no guarantee that the Acquiring ETF’s income will be exempt from U.S. federal income taxes and the federal AMT. The sub-advisor relies on bond issuer’s prospectus disclosure of the tax opinion from the bond issuer’s counsel as to the tax-exempt status of the investment. None of the Manager, the sub-advisor or the Acquiring ETF guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. The interest on any money market instruments or other cash equivalents held by the Acquiring ETF may be subject to federal, state and local income taxation and the federal Medicare contribution tax.

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Events occurring after the date of issuance of a municipal bond or after the Acquiring ETF’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal, state and local income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Acquiring ETF to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. A significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.

Unrated Securities Risk

Because the Acquiring ETF may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the Acquiring ETF invests in unrated securities, the Acquiring ETF’s success in achieving its investment objective may depend more heavily on the sub-advisor’s credit analysis than if the Acquiring ETF invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring ETF might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Valuation Risk

This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Acquiring ETF’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Acquiring ETF shares on days when the Acquiring ETF is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Acquiring ETF determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on variable and floating rate securities in which the Acquiring ETF may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate securities are subject to

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interest rate risk. Although the impact of interest rate changes on variable and floating rate investments is intended to be mitigated by the periodic interest rate reset of those securities, variable and floating rate securities may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating rate securities typically increase. Changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. In addition, because of the interest rate adjustment feature, variable and floating rate securities provide the Acquiring ETF with a certain degree of protection against increases in interest rates, but the Acquiring ETF will participate in any declines in interest rates as well. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Variable and floating rate securities are less effective than fixed rate securities at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

Zero Coupon Securities Risk

Zero coupon securities are debt securities that do not make periodic interest payments prior to maturity or a specified redemption date (or cash payment date). Unlike bonds which pay cash interest throughout the period to maturity, the Acquiring ETF will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Acquiring ETF may obtain no return at all on its investment. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit qualities that make current distribution of interest in cash. While interest payments are not made on such securities, the Acquiring ETF accrues income with respect to these securities for federal income tax and accounting purposes. To maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring ETF is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances in order to generate the cash to satisfy distributions of income accrued on zero coupon securities. The required distributions may result in an increase in the Acquiring ETF’s exposure to zero coupon securities.

Comparison of Investment Policies/Restrictions

If the proposed Reorganization occurs, the shareholders of the Target Fund will become shareholders of the Acquiring ETF, and the Acquiring ETF’s fundamental and non-fundamental investment policies and restrictions will apply to their investment. A “fundamental” investment policy/restriction is one that may not be changed without shareholder approval. The below tables also include certain non-fundamental investment policies/restrictions applicable to the Funds and is not necessarily comprehensive. More detailed information about the Acquiring ETF’s fundamental investment policies/restrictions is available in the Statement of Additional Information.

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Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring ETF	Differences
Real estate and real estate related investments	May not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.	May not purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.	While both Funds are prohibited from purchasing or selling real estate, the Acquiring ETF also is prohibited from transacting in real estate limited partnership interests. However, the Target Fund is permitted to purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, whereas the Acquiring ETF may dispose of real estate acquired as a result of ownership of securities or other instruments and invest in securities secured by real estate or interests in real estate when consistent with the Fund’s other policies and limitations.
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Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring ETF	Differences
Commodities	May not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.	May not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments or commodity pools or other entities that purchase and sell commodities and commodity contracts).	The Target Fund’s policy prohibits the purchase or sale of commodities or commodity contracts. The Acquiring ETF’s policy permits the Fund to own commodities acquired as a result of the ownership of securities or other instruments. Both Funds exclude certain financial instruments from this prohibition.
Underwriting	May not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.	May not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.	No material differences.
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Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring ETF	Differences
Lending	May not make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment goal and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.	May not lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.	No material differences.
Senior security issuance	May not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.	May not issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.	No material differences.
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Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring ETF	Differences
Borrowing	May not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that a Fund’s borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.	May not borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments and margin deposits, security interests, liens and collateral arrangements with respect to such instruments shall not constitute borrowing.

The Target Fund requires all borrowings to be repaid before making additional investments if borrowings exceed 5% of its total assets.

The Acquiring ETF permits borrowings to the extent permitted under the Investment Company Act and its policy lists permissible exceptions, including borrowing as a temporary measure, by entering into repurchase agreements and lending portfolio securities as collateral. The Acquiring ETF’s policy also lists the derivative instruments that will not constitute borrowings for purposes of this limitation.

Concentration	May not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	May not invest more than 25% of its net assets in the securities of companies primarily engaged in any particular industry or group of industries. This limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.	Both Funds exclude from this restriction obligations issued by the U.S. Government, its agencies or instrumentalities. The Acquiring ETF also excludes tax-exempt securities issued by municipalities or their agencies and authorities.
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Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring ETF	Differences
Diversification	May not, with respect to 75% of total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.	May not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.	No material differences.
Oil, Gas or Other Mineral Exploration	May not invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.	No comparable policy.	While the Target Fund has a fundamental policy to exclude oil, gas, and other mineral exploration or development programs and leases from its investments, the Acquiring ETF does not have a comparable policy.
80% Investment	No comparable policy.	The American Beacon Aberdeen Municipal High Income ETF has a fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of tax-exempt municipal bonds.	Only the Acquiring ETF has this fundamental policy. However, this policy is similar to a non-fundamental policy of the Target Fund with respect to its 80% Investment policy.
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Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring ETF	Differences
Investment Objective	The Target Fund seeks to provide a high level of current income that is not subject to federal income tax.	No comparable fundamental investment objective.	Only the Target Fund’s investment objective is fundamental. However, this investment objective is similar to the Acquiring ETF’s non-fundamental investment objective.

Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring ETF	Differences
80% Investment	May not make any change in the Fund’s investment policies of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.	No comparable policy.	Only the Target Fund has this non-fundamental policy. However, this policy is similar to a fundamental policy of the Acquiring ETF with respect to its 80% Investment policy.
Illiquid securities	May not purchase or acquire, in the aggregate, more than 15% of its net assets in illiquid securities.	No comparable policy but the Acquiring ETF is subject to a regulatory limit prohibiting it from holding more than 15% of its net assets in illiquid securities.	No material differences.
Investment in other investment companies	May not invest in securities of other investment companies except as permitted by the 1940 Act.	No comparable policy.	Only the Target Fund has this non-fundamental policy.
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Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring ETF	Differences
Purchasing Securities on Margin	May not purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with Rule 18f-4 under the 1940 Act.	No comparable policy.	Only the Target Fund has this non-fundamental policy.
Investment Objective	No comparable non-fundamental investment objective.	The Acquiring ETF seeks to provide a high level of current income that is not subject to federal income tax.	Only the Acquiring ETF’s investment objective is non-fundamental. However, this investment objective is similar to the Target Fund’s fundamental investment objective.

Target Fund Interpretations of Fundamental and Non-Fundamental Investment Policies/Restrictions

The foregoing percentages (other than the limitation on borrowing and limitations on investments in illiquid securities) apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Up to one-third of the Target Fund’s total assets may be pledged to secure permitted borrowings by the Target Fund.

Non-Fundamental Investment Policies/Restrictions: Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

Acquiring ETF Interpretations of Fundamental and Non-Fundamental Investment Policies/Restrictions

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Under the Investment Company Act, the above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. For purposes of the Acquiring ETF’s policy relating to commodities set forth above, the Acquiring ETF does not consider foreign currencies or forward contracts to be physical commodities. For purposes of the Acquiring ETF’s policy relating to making loans set forth above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received).

For purposes of the Acquiring ETF’s policy relating to issuing senior securities set forth above, “senior securities” are defined as Acquiring ETF obligations that have a priority over the Acquiring ETF’s shares with respect to the payment of dividends or the distribution of Acquiring ETF assets. The Investment Company Act prohibits the Acquiring ETF from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Acquiring ETF is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of  the Acquiring ETF (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Acquiring ETF’s total assets). In the event that such asset coverage falls below this percentage, the Acquiring ETF is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy relating to senior securities above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Acquiring ETF’s industry concentration policy set forth above, the Manager or sub-advisor may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager or sub-advisor may, but need not, consider industry classifications provided by third parties, and the classifications applied to Acquiring ETF investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Acquiring ETF may invest more than 25% of its net assets in private activity bonds, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Acquiring ETF will not, however, invest more than 25% of its net assets in private activity bonds issued for any one industry or in any one state.

Non-Fundamental Investment Policies/Restrictions: Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Acquiring ETF’s Prospectus, the other investment policies described in the Acquiring ETF’s  SAI are not fundamental and may be changed by approval of the Acquiring Trust’s Board of Trustees.

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Comparative Performance Information

Acquiring ETF Performance Information

For the Reorganization, the Acquiring ETF will be the surviving legal entity, and the Acquiring ETF will retain its own accounting history. The Acquiring ETF commenced operations on June 24, 2026, and as a result, does not have a full calendar year of performance information. When available, performance for the Acquiring ETF can be accessed on its website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring ETF will perform in the future.

Target Fund Performance Information

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Target Fund by showing the changes in its performance from year to year and by showing its average annual total returns for the indicated periods. The Target Fund’s past performance does not necessarily indicate how the Target Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

Calendar year total returns for Servicing Class Shares. Year Ended 12/31
Highest Quarterly Return: 6.81% 4th Quarter 2023 01/01/2016 through 12/31/2025 Lowest Quarterly Return: -7.08% 1st Quarter 202022 01/01/2016 through 12/31/2025
The calendar year-to-date total return as of June 30, 2026 was 3.48%.

The year-to-date total return for the Target Fund’s Servicing Class Shares as of June 30, 2026 was 3.48%.

This table shows the average annual total returns of the Class N shares and Servicing Class shares of the Target Fund for the periods ended December 31, 2025. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

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City National Rochdale Municipal High Income Fund – Average Annual Total Returns (As of December 31, 2025)

	1 Year	5 Years	10 Years
Servicing Class
Return Before Taxes	4.17%	0.65%	2.35%
Returns After Taxes on Distributions	4.13%	0.59%	2.30%
Returns After Taxes on Distributions and Sale of Fund Shares	4.23%	1.30%	2.63%

Class N
Return Before Taxes	3.80%	0.39%	2.08%
Bloomberg U.S. Municipal Bond Index	4.25%	0.80%	2.34%
Bloomberg 60% Tax-Exempt High Yield/40% Municipal Investment Grade Custom Capped Custom Weighted Index Unhedged USD (Reflects no deduction for fees, expenses or taxes)	3.17%	1.64%	3.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N Shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N Shares will vary from the after-tax returns shown above for Servicing Class Shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Capitalization

The following table shows the capitalization of the Target Fund as of June 30, 2026, and the Acquiring ETF on a pro forma combined basis as of June 30, 2026, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Target Fund is likely to be different on the Closing Date due to purchase and redemption activity in the Target Fund.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
City National Rochdale Municipal High Income Fund – Servicing Class Shares	$255,244,759	$9.38	27,201,892
City National Rochdale Municipal High Income Fund – Class N Shares	$462,935,432	$9.38	49,362,911
American Beacon Aberdeen Municipal High Income ETF shares	$20,019,933	$25.02	800,001
Adjustments	—	—	(48,666,163)
Pro forma American Beacon Aberdeen Municipal High Income ETF shares (assuming the proposed Reorganization is approved)	$718,180,191	$25.02	28,698,641

After careful consideration, the Target Trust’s Board unanimously approved the Reorganization Plan with respect to the City National Rochdale Municipal High Income Fund. Accordingly, the Target Trust Board has submitted the Reorganization Plan for approval by the Target Fund’s shareholders. The Target Trust Board recommends that you vote “FOR” Proposal 1.

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ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Description of the Reorganization and Reorganization Plan

The terms and conditions under which the Reorganization would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached to this Proxy Statement as Appendix A.

If approved and other conditions are satisfied, the Reorganization will be effectuated by reorganizing the Target Fund into the Acquiring ETF, which we expect to take place as follows:

•	The Closing Date for the Reorganization will be a fixed date, currently estimated to be March 12, 2027.
•	This is the last day that the Target Fund will be a mutual fund.
•	Immediately after the close of business on the Closing Date, substantially all of the assets and liabilities of the Target Fund will be transferred to the Acquiring ETF. In return, the Acquiring ETF will deliver to the Target Fund shares of the Acquiring ETF and assume all liabilities of the Target Fund.
•	The shares of the Acquiring ETF issued to the Target Fund (together with cash in lieu of any fractional shares) will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date (valued in accordance with the Acquiring ETF’s valuation policies).
•	Shareholders who would receive a fraction of a share of the Acquiring ETF will be issued a check representing the redemption of their fraction of a share.
•	After the Target Fund receives the shares of the Acquiring ETF, the Target Fund will distribute those Acquiring ETF shares (and cash in lieu of any fractional shares) to its shareholders.
•	The Acquiring ETF shares are distributed to former Target Fund shareholders as follows: the Acquiring ETF will open new accounts on its books in book entry form registered in a “street name” brokerage account held for the benefit of such former Target Fund shareholders, and transfer to those accounts the shares of the Acquiring ETF that corresponds to each shareholder’s interest. The Acquiring ETF does not issue certificates in connection with the Reorganization except as required by a securities depository in connection with the establishment of book-entry ownership of Acquiring ETF shares.
•	These newly-opened accounts on the books of the Acquiring ETF will represent the respective pro rata number of shares of the Acquiring ETF that the corresponding Target Fund is to receive under the terms of the Reorganization Plan as adjusted for redemptions of any fractional shares, if any.
•	The Target Fund will be terminated as a series of the Target Trust.
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The Reorganization may be terminated at any time at or before the closing of the Reorganization on the Closing Date by (1) either the Target Trust or the Acquiring Trust (a) in the event of the other Trust’s material breach of any representation, warranty, agreement or covenant contained in the Reorganization Plan to be performed at or before the Closing Date, (b) if a condition to a Trust’s obligations has not been met and it reasonably appears that the condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Reorganization has not occurred on or before the date and time set forth in the Reorganization Plan, or another date or time to which the Trusts agree; (2) by the Trusts’ mutual agreement; or (3) in the event that the Target Fund does not receive the requisite Shareholder approval of the Reorganization.

The consummation of the Reorganization also is subject to various conditions, including approval of the proposed Reorganization by the Target Fund’s shareholders, completion of all necessary filings with, and receipt of all necessary approvals from, the SEC, and delivery of legal opinions, including a legal opinion regarding the federal income tax consequences of the proposed Reorganization. Further, all of the conditions to the closing of the transactions with respect to the Target Fund contemplated by the Asset Purchase Agreement by and between RBC and American Beacon shall have been satisfied or waived and the closing of the transactions contemplated by the Asset Purchase Agreement with respect to the Target Fund shall occur simultaneously with the closing of the Reorganization on the Closing Date.   Subject to the satisfaction of all applicable conditions, including conditions specified in the Reorganization Plan as well as conditions to the Reorganization discussed above, the Reorganization will take place immediately after the close of business on the Closing Date.

The Target Trust Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of either Trust (the “Independent Trustees”), has determined, with respect to the Target Fund and the Reorganization, that the interests of its existing shareholders will not be diluted as a result of the proposed Reorganization and that participation in the proposed Reorganization is in the best interests of the Target Fund. Similarly, the Acquiring Trust Board, including its Independent Trustees, has determined, with respect to the Acquiring ETF, that the interests of its shareholders will not be diluted as a result of the proposed Reorganization and that participation in the proposed Reorganization is in the best interests of the Acquiring ETF.

American Beacon has agreed to bear costs and expenses related to the proposed Reorganization including: (1) the costs of preparing the Reorganization Plan; (2) the costs of preparing, filing, printing and mailing the Proxy Statement and related materials; (3) the costs of seeking approval of the Reorganization Plan from Target Fund shareholders (including all proxy solicitation costs); (4) legal expenses and trustees fees that are incurred solely as a result of the Reorganization; (5) the costs of preparing the related tax and legal opinions; and (6) termination penalties payable to terminated service providers of the Target Fund; provided that American Beacon will not pay termination penalties payable to terminated service providers of the Target Fund in excess of $425,000 in the aggregate. RBC will pay termination penalties payable to terminated service providers of the Target Fund in excess of $425,000.

The Target Fund and the Acquiring ETF will bear, as applicable, (i) the costs of buying and selling portfolio securities necessary to effect the Reorganization in instances where the securities may not be transferred in-kind; and (ii) transfer or stamp duties, such as those typically imposed in certain  non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring ETF. In addition, any brokerage commissions, bid-ask spreads, transfer taxes or other transaction costs associated with portfolio

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transactions that may occur before the Reorganization to align the Target Fund’s portfolio holdings with the Acquiring ETF’s investment strategy will be borne by the applicable Fund. Such costs are not currently expected to be material.

American Beacon does not anticipate any indirect costs of the Reorganization, but it is anticipated that such indirect costs, if any, will be paid by American Beacon. An example of an indirect cost of a reorganization is additional auditor’s fee resulting from testing of and review of disclosures in the annual report pertaining to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in the Fund’s disqualification as a  RIC or would prevent the Reorganization from qualifying as a “reorganization” for U.S. federal income tax purposes.

In connection with the Reorganization, the Manager and, to the extent applicable,  RBC, have agreed to use all commercially reasonable efforts to ensure that the Reorganization complies with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) requires, among other things, that during the three-year period immediately following the Reorganization, at least 75% of the members of the Acquiring Trust Board must not be “interested persons” of American Beacon or RBC   within the meaning of the 1940 Act. Section 15(f) also requires that no “unfair burden” be imposed on the Acquiring ETF as a result of the Reorganization or any express or implied terms, conditions or understandings applicable thereto.

Shares will be held in book entry form only; paper certificates will not be issued. No sales charges will be imposed in connection with the receipt of Acquiring ETF shares by shareholders of the Target Fund pursuant to the Reorganization.

Board Considerations

In considering the proposed Reorganization, the Independent Trustees of the Board reviewed information provided by the Advisor and by American Beacon and Aberdeen in response to information requests addressing, among other things, the nature and structure of the Reorganization, the anticipated impact on and benefits to shareholders of the conversion of the Target Fund into an ETF structure, any changes in portfolio management as a result of the Reorganization, and the tax impact of the Reorganization. The Board took into account the Advisor’s recommendation that the Reorganization was in the best interests of the Target Fund’s shareholders, based on the Advisor’s assessment that the ETF structure, together with American Beacon’s distribution capabilities, would provide shareholders with access to a more cost-efficient vehicle with greater growth potential.

The Board reviewed the information provided and considered the Reorganization at meetings held on April 7, 2026, May 13–14, 2026 and August 16, 2026. At those meetings, the Board met with representatives of the Advisor to gain a better understanding of the proposed Reorganization and the anticipated plans to support and grow the Acquiring ETF, and at the April 7, 2026 meeting, the Board also met with representatives of American Beacon and Aberdeen for the same purpose. The Independent Trustees also met with the Target Fund’s Chief Compliance Officer and with their independent counsel in executive sessions at which no representatives of the Advisor, American Beacon, or Aberdeen were present.

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After reviewing, evaluating and discussing the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, which is comprised solely of independent trustees, unanimously approved the Reorganization. The Board also unanimously determined that the participation by the Target Fund in the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. In its deliberations, the Board did not identify any particular factor or single piece of information that was controlling or determinative of its decision, but considered all of the factors together, and individual trustees may have attributed different weights to different factors.

In approving the proposed Reorganization, the Board (with the advice and assistance of independent counsel), also considered, among other things:

•   that the Reorganization was recommended by the Advisor, the investment adviser to the Target Fund;

•   the terms and conditions of the Agreement and Plan of Reorganization;

•   that the Reorganization is expected to constitute a reorganization within the meaning of section 368(a) of the Code and that the Target Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Reorganization;

•   that the Target Fund and Acquiring ETF have the same investment objective, which is to seek to provide a high level of current income that is not subject to federal income tax;

•   that Aberdeen’s dedicated municipal ETF investment team, which employs an income-oriented approach to high yield municipal investing, will serve as sub-adviser to the Acquiring ETF following the Reorganization;

•   the potential benefits of the ETF structure for Target Fund shareholders, including lower total operating expenses, daily portfolio holdings transparency, intraday trading flexibility, and the potential for enhanced tax efficiency;

•   certain potential negative impacts of the ETF structure on Target Fund shareholders, including the requirement that shareholders hold ETF shares through a brokerage account, the possibility that shareholders without an eligible brokerage account at the time of the Reorganization would receive a cash distribution (which may be a taxable event), and the possibility that ETF shares may trade at a price that is more or less than the Acquiring ETF’s net asset value;

•   that the unitary management fee rate payable to American Beacon under the Acquiring ETF’s unitary fee structure is higher than the advisory fee rate currently paid by the Target Fund to the Advisor, notwithstanding that the Acquiring ETF’s total annual net operating expenses are expected to be lower than the Target Fund’s total annual net operating expenses;

•   that the total annual net operating expenses of the Acquiring ETF are expected to be lower than those of the Target Fund;

•   that the Acquiring ETF’s unitary management fee structure requires American Beacon to pay most of the Acquiring ETF’s ordinary operating expenses out of the management fee it receives, subject to certain exclusions (such as brokerage costs, interest expense, and extraordinary expenses), and that the Acquiring ETF has agreed to cap its total expenses at the current net total expense rate of the Target Fund’s Servicing Class shares for three years following the closing of the Reorganization, and that any increase in the management fee itself would require approval of both the Board of Trustees and shareholders of the Acquiring ETF;

•   the distribution capabilities of American Beacon, its experience operating ETFs, the prospects for future growth of the Acquiring ETF, and the potential for shareholders of the Target Fund to benefit from economies of scale and lower operating costs over time;

•   the range and quality of services that shareholders of the Target Fund would receive as shareholders of the Acquiring ETF;

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•   that the Target Fund’s Chief Compliance Officer assessed the compliance programs of American Beacon and Aberdeen as adequate following due diligence review;

•   that neither the Target Fund nor the Acquiring ETF will bear the direct costs of the Reorganization and that American Beacon, not the Target Fund or the Acquiring ETF, will bear the direct costs associated with the Reorganization, including proxy solicitation and preparation expenses, except that (i) termination fees payable to the Target Fund’s service providers up to $425,000 will be paid by American Beacon and in excess of $425,000 will be paid by RBC and (ii) the Target Fund will bear any portfolio-related expenses, such as transaction costs;

•   the conflicts of interest arising from the commercial arrangements between the Advisor and American Beacon in connection with the Reorganization, including the Asset Purchase Agreement under which the Advisor will receive a cash payment at closing and contingent annual payments over three years, and the steps taken by the Advisor to disclose and mitigate those conflicts; and

•   that the Reorganization will be submitted to Target Fund shareholders for their approval, that shareholders who do not wish to participate in the Reorganization may redeem their shares prior to the closing of the Reorganization, and that shareholders who do not have an eligible brokerage account at the time of the Reorganization will receive a cash distribution in lieu of Acquiring ETF shares.

Federal Income Tax Consequences of the Reorganization

The Target Trust believes that the Target Fund has qualified for treatment as a regulated investment company under Part I of Subchapter  M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since its inception. Accordingly, the Target Trust believes the Target Fund has been, and expects the Target Fund to continue through the Closing Date, to be relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to qualify for federal income tax purposes as a “reorganization” under section 368(a) of the Code. As a condition to the Closing, the Target Trust and the Acquiring Trust will receive an opinion of the Acquiring Trust’s counsel substantially to the effect that -- based on certain assumptions and conditioned on the representations set forth in the Reorganization Plan (and, if such counsel requests, in separate letters from the Target Trust and the Acquiring Trust) being true and complete at the time of the Closing and the Reorganization being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) -- the Reorganization will qualify as such a reorganization and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes:

•	The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring ETF in exchange solely for shares of the Acquiring ETF and the Acquiring ETF’s assumption of the Target Fund’s liabilities or on the distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;
•	A shareholder will recognize no gain or loss on the exchange of all of its Target Fund shares solely for shares of the Acquiring ETF pursuant to the Reorganization;
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•	A shareholder’s aggregate tax basis in the Acquiring ETF shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring ETF shares, and its holding period for those Acquiring ETF shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;
•	The Acquiring ETF will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for the Acquiring ETF shares and the Acquiring ETF’s assumption of the Target Fund’s liabilities; and
•	The Acquiring ETF’s basis in each transferred asset will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring ETF’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring ETF’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Fund or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of the taxable year or on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization is consummated but does not qualify as a “reorganization” under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring ETF and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring ETF it receives.

Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

While the Reorganization is expected to be a non-taxable reorganization for federal income tax purposes,  Target Fund shareholders will recognize income and gains for federal income tax purposes (except in the case of tax-advantaged shareholders, such as 401(k) plans or individual retirement accounts) in the event that the Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with changes made to align its portfolio with that of the Acquiring ETF prior to the Reorganization.

U.S. federal income tax law generally permits a regulated investment company to carry its net capital losses forward indefinitely to offset its capital gains recognized in future years. As of March 31, 2026, the Target Fund had $110,835,792 in short-term capital loss carryforwards and $145,166,938 in long-term capital loss carryforwards. Since the Acquiring ETF is in its initial taxable year, it has no capital loss carryforwards. On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

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The Reorganization may result in a variety of limitations on the Acquiring ETF’s ability to use realized and unrealized losses of the Target Fund and the Acquiring ETF following the Closing Date. In the taxable year of the Acquiring ETF in which the Reorganization occurs, the Acquiring ETF will be able to use capital loss carryforwards, if any, of the Target Fund from the Target Fund’s short taxable year ending on the Closing Date, subject to the additional limitations described below, to offset only a prorated portion of the Acquiring ETF’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring ETF’s ability, following the Reorganization, to use capital loss carryforwards of the Target Fund, including capital loss carryforwards from the Target Fund’s short taxable year ending on the Closing Date. Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Target Fund own less than 50% of the combined fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring ETF’s ability to use unrealized capital losses inherent in the tax basis of the Target Fund’s assets on the Closing Date. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Target Fund’s carryforwards for periods following the Reorganization generally will equal the product of the NAV of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring ETF in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring ETF’s ability, after the Reorganization, to use a portion of any losses recognized by the Acquiring ETF in its tax year that includes the Reorganization, and potentially unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring ETF’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the NAV of the Acquiring ETF immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization.

If the Acquiring ETF or the Target Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring ETF, post-Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As a result of the Reorganization, losses and loss carryforwards of each Fund will benefit the shareholders of the Acquiring ETF, rather than just the shareholders of the Fund that incurred them. Under these rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have if the Reorganization had not occurred.

The Funds’ capital loss carryforwards and realized and unrealized gains and losses, and the applicability of the limitations described above, may change significantly between now and the Closing Date. The ability of any Fund to use capital losses to offset gains (even in the absence of a reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

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Form of Organization and Rights of Shareholders of the Fund

The rights of shareholders of the Acquiring ETF are substantially similar to the rights of shareholders of the Target Fund. The Target Trust is organized as a Delaware statutory trust, whereas the Acquiring Trust is organized as a Massachusetts business trust. Each Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware or Massachusetts law. The operations of each are also subject to the provisions of the 1940 Act and the rules and regulations thereunder. The chart below describes some of the differences between your rights as the Target Fund shareholder and your rights as an Acquiring ETF shareholder.

Category	Target Fund	Acquiring ETF
Par Value	Each share may be issued with or without par value, as the Trustees determine (provided that unless the Trustees shall otherwise determine, all Shares shall have a par value of $0.001).	Each share may be issued with or without par value, as the Trustees have determined.
Preemptive Rights	None, except as the Trustees in their sole discretion shall authorize.	None.
Preference	No shares shall have any priority or preference over any other share of the same series and class with respect to dividends or distributions upon termination of the Trust or such series or class.	Shares shall represent an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another.
Appraisal/Accounting Rights	None.	None.
Conversion Rights	None (not including share conversion rights set forth in the Target Fund’s offering documents).	None.
Exchange Rights (not including the right to exchange among Funds or classes of the Fund)	None.	None.
Shareholder Rights	No rights to title in Target Trust property, to call for any partition, division or accounting, treatment as a partner, or rights, privileges, claims or remedies under contracts entered into by the Target Trust, except as may be expressly provided in such contract or agreement.	No rights to title in Acquiring Trust property, to call for any partition, division or accounting, treatment as a partner, or rights, privileges, claims or remedies under contracts entered into by the Acquiring Trust.
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Category	Target Fund	Acquiring ETF
Personal Liability of Shareholders

Neither the Target Trust nor the Trustees, nor any officer, employee or agent of the Target Trust, shall have any power to bind personally any shareholder, nor, except as specifically provided in the Target Trust’s Declaration of Trust, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to shareholders under applicable federal law shall not be deemed to be an assessment for the purposes of the Target Trust’s Declaration of Trust.

No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Target Trust or any series or class shall attach to any shareholder or former shareholder of the Target Trust, solely by reason of him or her being or having been a shareholder. In case any shareholder or former shareholder of the Target Trust shall be held to be personally liable solely by

No Shareholder of the Acquiring Trust or any series shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Acquiring Trust or by or on behalf of any series. None of the Acquiring Trust, the Trustees or any officer, employee or agent of the Acquiring Trust shall have any power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise.

Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and

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Category	Target Fund	Acquiring ETF
	reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Target Trust or, if the Target Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Target Trust arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Target Trust assets. The Target Trust shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Target Trust and satisfy any judgment thereon.	not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against any loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust or applicable Series and satisfy any judgment thereon.
Annual Meetings	No annual meetings except as required by law.	No annual meetings unless required by law.
Shareholder Right to Call Meeting of Shareholders	None.	Shall be called upon request of shareholders owning at least 10% of Net Asset Value (in dollars) of the outstanding Shares entitled to vote.
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Category	Target Fund	Acquiring ETF
Notice of Meetings	At least 7, but no more than 120, days before the meeting.	Provided personally, by mail or by other written or electronic communication at least 15 days prior to the meeting.
Record Date for Meetings	Trustees may, or authorize the officers to, fix a time which shall not be more than 120 days before the meeting.	Trustees may fix in advance a date not exceeding 120 days before the meeting.
Election of Trustees	The election of Trustees shall only require a plurality of the votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required by applicable federal law or any provision of Target Trust’s Declaration of Trust or By-Laws. There shall be no cumulative voting in the election of Trustees. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the Investment Company Act , or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 7 of Article IV of the Target Trust’s Declaration of Trust, or may be filled in any other manner permitted by the Investment Company Act.	A plurality of the votes cast in person or by proxy shall elect a Trustee. There shall be no cumulative voting. In case any vacancy of a Trustee position shall exist for any reason, including, an increase in the number of Trustees authorized, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, consistent with the limitations under the 1940 Act. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act.
Vote Required for Adjournment of Meetings	Any meeting of Shareholders may, by action of the person presiding thereat and without the requirement of any actions of the Shareholders, be adjourned with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter	The chair of the meeting or a majority of the votes cast by shareholders present in person or by proxy.
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Category	Target Fund	Acquiring ETF
Removal of Trustees by Shareholders	Any Trustee may be removed from office, with or without cause, only (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective.	May be removed, with or without cause, by a vote of shareholders owning at least two-thirds (2/3) of the outstanding shares of the Acquiring Trust or at least two-thirds (2/3) of the number of Trustees prior to such removal.
Shareholder Derivative Lawsuits	No shareholder may bring a derivative or similar action or proceeding in the right of the Target Trust or any series to recover a judgment in its favor (a “derivative action”) unless: (i) each complaining shareholder was a shareholder of (A) the series on behalf of or in the right of which the action is proposed to be brought and (B) a class of the series affected by the action or failure to act complained of; (ii) each complaining shareholder was a shareholder of the affected series or class at the time the demand required by subparagraph (iii) below was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand on the Trustees requesting that the Trustees cause the Target Trust to file the action itself on behalf of the affected series or class (a “demand”), which (A) shall be executed by or on behalf of no less than three	A Shareholder or Shareholders may bring a derivative action on behalf of the Acquiring Trust only in accordance with the terms of Section 6 of Article XII of the Amended and Restated Declaration of Trust, in addition to any requirements applicable to shareholders of a Massachusetts business corporation that are not inconsistent with the terms of the Declaration of Trust or the By-Laws: (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed and irreparable nonmonetary injury to the Acquiring Trust or Series or Class that the plaintiff could not reasonably have prevented would otherwise result. For purposes of this Section 6(a) of this Article XII, a demand on the Trustees shall only be deemed not likely to succeed if a

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Category	Target Fund	Acquiring ETF
	complaining shareholders, and (B) shall include at least the following: (1) a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought; (2) a statement to the effect that the complaining shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the affected series or class and an explanation of why; (3) a certification that the requirements of subparagraphs (i) and (ii) have been met; (4) a list of all other derivative or class actions in which any of the complaining shareholders is or was a named plaintiff; (5) a certification of the number of shares of the affected series or class owned beneficially or of record by each complaining shareholder and an undertaking that each complaining shareholder will be a shareholder of the affected series or class as of the commencement of and throughout the derivative action and will notify the Target Trust in writing of any sale, transfer or other disposition; and (6) an acknowledgment of the provisions of paragraphs (f), (g) and (i) of Section 8 of Article VII of the Target	majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “Independent Trustees” (defined for the purposes of this Section 6 as a trustee who is not an “Interested Person” as defined in the 1940 Act). Such demand shall be executed by or on behalf of no fewer than three complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or marriage) to any other complaining Shareholder executing such demand. Such demand shall contain a detailed description of the action or failure to act complained of, the facts upon which such allegation is made and the reasonably estimated damages or other relief sought. (b) Unless a demand is not required under paragraph (a) of this Section 6, Shareholders eligible to bring such derivative action under any requirements applicable to shareholders of a Massachusetts business corporation that are not inconsistent with the terms of this Declaration of Trust or the By-Laws, who collectively hold Shares representing ten percent (10%) or more of the total combined Net Asset Value of all Shares issued and outstanding or of the Series or Classes to which such action
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Category	Target Fund	Acquiring ETF
	Trust’s Declaration of Trust; (iv) shareholders owning shares representing at least 10% of the voting power of the affected series or class must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Target Trust. The Trustees may review and reject the demand after evaluation.	relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action. (c) Unless a demand is not required under paragraph (a) of this Section 6, the Trustees must be afforded a reasonable amount of time, which may be up to ninety (90) calendar days, to consider such Shareholder request and to investigate the basis of such claim. The Board of Trustees, or a committee designated or established by the Board of Trustees to consider the merits of the demand, shall be entitled to retain counsel or other advisors in considering the merits of the request. (d) For purposes of this Section 6, the Board of Trustees may designate a committee of two or more Trustees to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are Independent Trustees. Those Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request. (e) If the demand has been properly made pursuant to this Section 6, and a majority of the Trustees, including a majority of the Independent Trustees, or, if a committee has been appointed, a majority of the members of such committee, have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of
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Category	Target Fund	Acquiring ETF
the Acquiring Trust or the affected Series, as applicable, the demand shall be rejected, which decision shall be final and binding upon the Shareholders and judicially unreviewable, and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees, or committee thereof, not to pursue the requested action was inconsistent with the standard required of the Trustees or committee thereof under applicable law. (f) No Shareholder may bring a direct action claiming injury as a Shareholder of the Acquiring Trust, or any Series or Class thereof, where the matters alleged (if true) would give rise to a claim by the Acquiring Trust or by the Acquiring Trust on behalf of a Series or Class, unless the Shareholder has suffered an injury distinct from that suffered by Shareholders of the Acquiring Trust, or the Series or Class, generally. A Shareholder bringing a direct claim must be a Shareholder of the Series or Class against which the direct action is brought at the time of the injury complained of, or have acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time. (g)
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Category	Target Fund	Acquiring ETF
Each Shareholder acknowledges and agrees that any alleged injury to Acquiring Trust property or assets belonging to a Series, as the case may be, any diminution in the value of the Shareholder’s Shares, or any other claim arising out of or relating to an allegation regarding the actions, inaction, or omissions of or by the Trustees, the Acquiring Trust’s officers, or a service provider is a legal claim belonging only to the Acquiring Trust and not to the Shareholders individually. Accordingly, all Shareholders agree to bring any and all such claims pursuant only to the provisions of this Section 6.

Purchase and Sale of Acquiring ETF Shares

The Fund is an exchange-traded fund. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”). Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof, at NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.americanbeaconfunds.com/products/etfs/american-beacon-aberdeen-municipal-high-income-etf/.

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Tax Information for Acquiring ETF

The Fund intends to distribute exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, distributions of any taxable net investment income and net short-term or long-term capital gains are taxable to you as ordinary income or capital gains, whether paid in cash or reinvested in additional Fund shares, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon withdrawal of your investment from such account or plan). A portion of the Fund’s exempt-interest dividends may be a specific tax preference item for purposes of the federal alternative minimum tax. Exempt-interest dividends may also be subject to state and local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries for Acquiring ETF

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Foreside Financial Services, LLC, or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Comparison of Certain Service Providers

SEI Investments Distribution Co. (“SEI Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor for the shares of the Target Fund. SEI Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Under a Distribution Agreement with the Target Trust, SEI Distributor acts as the Target Fund’s agent in connection with the offering of shares of the Target Fund.

SEI Distributor has entered into a Distribution Coordination Agreement with the Target Trust and CNR Securities LLC (“CNR Securities”), pursuant to which CNR Securities acts as Sub-Distribution Coordinator. CNR Securities is a FINRA registered broker-dealer and wholly owned subsidiary of City National Bank, an affiliate of RBC. CNR Securities’ principal place of business is 400 Park Avenue, New York, New York 10022. Under the Distribution Coordination Agreement, the entirety of the fees received by SEI Distributor pursuant to the Distribution Plan is transmitted to CNR Securities. CNR Securities then reallows those fees to broker-dealers and service providers, including the Advisor and other affiliates, for payments for distribution services of the type identified in the Distribution Plan, and retains any undistributed balance of fees received from SEI Distributor.

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”) serves as the Acquiring ETF’s distributor. The Distributor distributes Creation Units for the Acquiring ETF on a best efforts basis. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Acquiring ETF. The Distributor has no role in determining the policies of the Acquiring ETF or the securities that are purchased or sold by the Acquiring ETF. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING ETF

Service Providers

The Manager

American Beacon Advisors Inc. (“American Beacon” or the “Manager”) serves as the Manager and administrator of the Acquiring ETF. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns more than 25% of the outstanding equity or voting interests of Topco. The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Manager, on behalf of the Acquiring ETF, has filed a notice claiming the  CFTC Regulation 4.5 exclusion from registration as a commodity pool operator under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Acquiring ETF.

The Manager may allocate the assets of the Acquiring ETF among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Acquiring ETF. The Manager:

•	develops overall investment strategies for the Acquiring ETF,
•	selects and changes sub-advisors,
•	allocates assets among sub-advisors,
•	monitors and evaluates the sub-advisor’s investment performance,
•	monitors the sub-advisor’s compliance with the Acquiring ETF’s investment objective, policies and restrictions,
•	oversees the Acquiring ETF’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and
•	directs the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

The Acquiring ETF’s assets are currently allocated by the Manager to one sub-advisor, Aberdeen.  Aberdeen has full discretion to purchase and sell securities for the Acquiring ETF assets allocated to it in accordance with the Acquiring ETF’s objective, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Acquiring ETF.

In the future, the Manager may allocate an Acquiring ETF’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Acquiring ETF operates in a manager of managers structure. The Acquiring ETF and the Manager have received an exemptive order from the SEC that permits the

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Acquiring ETF, subject to certain conditions and approval by the Acquiring Trust Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Acquiring ETF and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Acquiring ETF to expand their exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Acquiring Trust Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Acquiring Trust Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Acquiring ETF from disclosing the advisory fees paid by the Acquiring ETF to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Acquiring ETF may rely on the SEC staff no-action letter to expand their exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Acquiring Trust Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Acquiring ETF are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Under the Acquiring ETF’s management agreement with the Manager (the “Management Agreement”), the Manager has agreed to pay all expenses of the Acquiring ETF, except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolio holdings, securities lending fees, interest expense, expenses associated with securities sold short, costs, expenses or losses arising out of any liability or claim asserted against the Acquiring Trust or Acquiring ETF for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), all costs associated with proxies and shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Board member who is an “interested person” of the Acquiring Trust as defined in Section 2(a)(19) of the Investment Company Act, and/or other matters that directly benefit the Manager, taxes and governmental fees, and extraordinary expenses (including fees and disbursements of counsel).

The Acquiring ETF’s Management Agreement provides for the Acquiring ETF’s to pay the Manager an annualized management fee equal to 0.55% of the Acquiring ETF’s average daily net assets that is calculated and accrued daily. As compensation for services provided by the Manager in connection with securities lending activities conducted by the Acquiring ETF, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits the Acquiring ETF to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Proxy Statement, the Acquiring ETF does not intend to engage in securities lending activities.

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A discussion of the Acquiring Trust Board’s consideration and approval of the Management Agreement between the Acquiring Trust, on behalf of the Acquiring ETF, and the Manager, and the Investment Advisory Agreement between the Manager and Aberdeen will be available in the Acquiring ETF’s initial Form  N-CSR.

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio managers who have joint and primary responsibility for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Acquiring ETF and their compensation.

abrdn Inc. (“Aberdeen”), 1900 Market Street, Suite 200, Philadelphia, Pennsylvania, 19103, is a U.S. registered investment adviser. Aberdeen is a direct wholly-owned subsidiary of abrdn Holdings Limited, which has its registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. abrdn Holdings Limited is a direct wholly-owned subsidiary of Aberdeen Group plc (“abrdn”), a London stock exchange listed company. abrdn and its affiliates managed approximately $505.7 billion in assets as of March 31, 2026. abrdn and its affiliates provide asset management and investment solutions for clients and customers worldwide.

Jonathan E. Mondillo, Global Head of Fixed Income is responsible for overseeing all public and private markets fixed income teams globally, which include Developed Market Credit, Emerging Market Debt, Liquidity & Rates and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. He joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by Aberdeen. Prior to that, he worked for Fidelity Capital Markets. Mr. Mondillo graduated with a B.S. in Finance from Bentley University.

Miguel  Laranjeiro, Investment Director in the Municipal team where he is responsible for asset allocation and investment management decisions for the municipal suite of products, which includes infrastructure debt as well as both investment grade and below investment grade debt strategies. His experience includes municipal credit analysis in the high yield sector as well as high grade tax-backed sectors. He joined the firm in 2018 from Alpine Woods Capital Investors, LLC where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by Aberdeen. Prior to that, he worked for Thomson Reuters as an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors. Mr. Laranjeiro graduated with a B.S. in Economics from State University of New York.

Other Service Providers

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as transfer agent (“Transfer Agent”), custodian (“Custodian”), and dividend disbursing agent for the Acquiring ETF. State Street also serves as the Acquiring ETF’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Acquiring ETF with certain financial reporting and tax services.

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Pursuant to an administrative services agreement among the Manager, the Acquiring Trust, American Beacon Institutional Funds Trust, and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”) serves as the Acquiring ETF’s distributor. The Distributor distributes Creation Units for the Acquiring ETF on a best efforts basis. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Acquiring ETF. The Distributor has no role in determining the policies of the Acquiring ETF or the securities that are purchased or sold by the Acquiring ETF. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Acquiring ETF’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd, Suite 500, Boston, Massachusetts 02210.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Acquiring ETF.

Payments to Financial Intermediaries

The Manager and/or the Manager’s affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Manager or its affiliates from their own resources, and constitute what it sometimes referred to as “revenue sharing.”

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Compensation received by a financial intermediary from the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover the development of technology platforms and reporting systems, data provision services, financial intermediaries making shares of the Fund available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor, services provided in connection with such fund supermarket platforms and programs, or costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary and the prospect of receiving it may create conflicts of interest between the intermediary and its customers and may provide the financial intermediary

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with an incentive to recommend the shares of the Fund or another fund in the American Beacon Funds Complex over other potential investments, and may cause it to make decisions about the level of services provided to its customers based on the payments or other financial incentives it is eligible to receive. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within their organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Proxy Statement or a copy of the Target Fund’s most recent shareholder reports, free of charge, write to the Target Fund at: City National Rochdale Funds  c/o 400 Park Avenue, New York, New York, 10022. If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Target Fund as instructed above.

Additional Information

For additional information regarding the Acquiring ETF (and other funds in the Acquiring Trust), including: (1) the Acquiring ETF’s investments; (2) purchase, exchange and redemption information; (3) valuation of Acquiring ETF shares; (4) account and transaction policies; and (5) information regarding dividends, other distributions and taxes, please see Appendix C.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required

Proxies are being solicited from the shareholders of the Target Fund by the Target Trust Board for the Special Meeting to be held as an in-person meeting at 400 Park Avenue, New York, New York 10022, on November 10, 2026 at 1:30 pm, Eastern Time, and any adjournments or postponements thereof.

The Target Trust Board has fixed the close of business on September 18, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Each whole share (or fractional share) outstanding on the Record Date shall entitle the shareholder to the number of votes equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the Record Date. Class N and Servicing Class shareholders of the Target Fund will vote as a single class on the Reorganization Plan.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. Unless revoked, all valid proxies will be voted in accordance with the specification thereon. If your proxy card is properly executed and you give no voting instructions, your shares will be voted “FOR” approval of the Reorganization Plan. The total number of issued and outstanding Class N shares and Servicing Class shares of the Target Fund, and the total dollar value of such shares, as of the Record Date is set forth below. Shareholders of the Acquiring ETF are not entitled to vote, and will not vote, on the Reorganization.

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	Outstanding Shares	Dollar Value
City National Rochdale Municipal High Income Fund - Class N Shares	49,208,338.86	$439,430,466
City National Rochdale Municipal High Income Fund - Servicing Class Shares	25,496,705.56	$227,685,580

Approval of the Reorganization Plan requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (an “Investment Company Act Majority”) of the respective Target Fund entitled to vote on the Reorganization Plan. For this purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Target Fund means the lesser of: (a) the affirmative vote of 67% or more of the Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) the affirmative vote of more than 50% of the Target Fund’s outstanding shares. Shareholders of record who own five percent or more of the Target Fund as of the Record Date are set forth on Appendix B to this Proxy Statement. The Target Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons.

RBC Managed Account Holdings

Managed account clients of RBC hold a significant portion of the assets of the Target Fund. RBC has proxy voting authority for most of its managed account clients invested in the Target Fund. With respect to these managed account clients, RBC has delegated authority for voting Target Fund shares to Glass Lewis. As of the Record Date, RBC managed account clients for which RBC has proxy voting authority represented 80% of the Target Fund’s net assets as of the Record Date.

As a result, Glass Lewis’s voting recommendation is expected to determine whether the Proposal is approved.

How to Vote

You may cast your vote by mail, via the internet, and by telephone as set forth below:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

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By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

Proxies

All proxy cards that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment or postponement thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the Reorganization Plan.

You may revoke a proxy once it is given. If you desire to revoke or withdraw a proxy, you must submit a written notice of revocation or withdrawal to Mr. Frank Bonsignore, Secretary of the Target Trust, which must be delivered to the Target Trust prior to the exercise of the proxy. You may also revoke a proxy by delivering a duly executed proxy bearing a later date, or by attending and voting in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Quorum and Adjournments

The presence in person or by proxy of shareholders of the Target Fund owning shares of the Target Fund representing thirty percent (30%) or more of the voting power of the Target Fund’s outstanding shares will constitute a quorum for the transaction of any business at the Special Meeting.

If a quorum is not present or represented at the Special Meeting, if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization Plan are not received, or if other matters arise requiring shareholder attention, the person presiding at the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies without the requirement of any actions of the Shareholders.

Abstentions and Broker “Non-Votes”

The Target Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Target Fund in “street name” will request voting instructions from their customers. Pursuant to NYSE Rule 452, if the broker-dealer firms do not receive instructions from beneficial owners or persons entitled to vote, a broker-dealer cannot vote on the Proposal in its discretion and any such shares represented by proxy at the Special Meeting would be considered “broker non-votes.” Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on the Proposal for purposes of determining the presence of a quorum. Any abstentions would have the effect of a negative vote on the Proposal. Because broker-dealers (in the absence of specific authorization from

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their beneficial owners or persons entitled to vote) are not expected to have discretionary authority to vote shares owned beneficially by their customers on the Proposal, which is considered non-routine, there are unlikely to be any “broker non-votes.”

Solicitation of Proxies

The solicitation of proxies will be largely by mail, but also may include telephonic, Internet, or oral communication by representatives of RBC or its affiliates and officers and service providers of the Target Fund, who will not be paid for these services. RBC has retained Broadridge to aid in the printing and solicitation of proxies, at an anticipated cost of approximately $10,373. American Beacon has agreed to bear these costs.

Other Business and Next Meeting of Shareholders

No business other than the Proposal is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion. The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the City National Rochdale Funds c/o 400 Park Avenue, New York, New York, 10022. Submission of a proposal does not necessarily mean that the proposal will be included.

FINANCIAL HIGHLIGHTS

For the financial highlights tables of the Target Fund, see “Financial Highlights” in Appendix D.

For the Target Fund, the information for the fiscal years ended September 30, 2025, 2024 and 2023, has been derived from financial statements audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the Target Fund’s Annual Financials and Other Information, which is available on the Target Fund’s website and as part of the Target Fund’s Form N-CSR filing for the fiscal year ended September 30, 2025. The financial statements for the fiscal years ended September 30, 2022 and 2021 were audited by the Target Fund’s prior independent registered public accounting firm. The Acquiring ETF commenced operations on June 24, 2026, and as a result, does not have financial highlights. When available, financial highlights for the Acquiring ETF can be accessed on its website at www.americanbeaconfunds.com.

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APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [____________], 2026, by and among City National Rochdale Funds, a Delaware statutory trust (“Acquired Fund Trust”), on behalf of its segregated portfolio of assets (“series”), City National Rochdale Municipal High Income Fund (the “Acquired Fund”); American Beacon Select Funds, a Massachusetts business trust (“Acquiring Trust”), on behalf of its series, American Beacon Aberdeen Municipal High Income ETF (the “Acquiring ETF”); and, solely for purposes of Section 3.7 and Section 7,  RBC Rochdale, LLC, the investment adviser for the Acquired Fund (“Acquired Fund Trust Adviser”), and, solely for purposes of Section 3.7 and Section 7, American Beacon Advisors, Inc., Acquiring Trust’s investment adviser (“Acquiring Trust Adviser”). (Each of the Acquired Fund and Acquiring  ETF is sometimes referred to herein as a “Fund,” and each of Acquired Fund Trust and Acquiring Trust is sometimes referred to herein as an “Investment Company.”)

Notwithstanding anything to the contrary contained herein, it is understood and agreed that (1) all agreements, covenants, representations, warranties, actions, and obligations described herein (collectively, “Obligations”) of and by each Fund – and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf – shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

 The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references herein are to the Code, unless otherwise noted), and each Investment Company intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve (1) the Acquired Fund transferring all of its Assets (as defined below) to the Acquiring ETF in exchange solely for Acquiring ETF Shares (as defined below) and cash in lieu of fractional Acquiring ETF Shares, as applicable, and the Acquiring  ETF’s assumption of all of the Acquired Fund’s Liabilities (as defined below), (2) the Acquired Fund distributing the Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares pro rata to the Acquired Fund’s shareholders in exchange for their Acquired Fund Shares (as defined below) and in complete liquidation thereof (for federal income tax purposes), and (3) termination of the Acquired Fund (all the foregoing transactions involving the Acquired Fund and the Acquiring ETF being referred to herein collectively as the “Reorganization”), all on the terms and conditions set forth herein.

With respect to the Reorganization, each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance hereof on behalf of the Fund that is a series thereof (“its Fund”) by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of its Fund’s existing shareholders (if any) will not be diluted as a result of the Reorganization.

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The Acquired Fund has issued and outstanding two classes of shares of beneficial interest, the Servicing  Class shares (“Acquired Fund Servicing  Class Shares”) and the Class N shares (“Acquired Fund Class N Shares”). The Acquiring ETF has issued and outstanding one class of shares of beneficial interest (“Acquiring ETF Shares”). Prior to the Reorganization, all outstanding Acquired Fund Class N Shares will be converted into Acquired Fund Servicing Class Shares (also referred to as “Acquired Fund Shares“) and Acquired Fund Class N shareholders will become Acquired Fund Servicing Class shareholders.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approval of the Acquired Fund’s shareholders and satisfaction of the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in Section 1.2 (“Assets”) to Acquiring ETF. In exchange therefor, Acquiring ETF shall:

(a)  issue and deliver to Acquired Fund the number of Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares having an aggregate net asset value (“NAV”) equal to the NAV of the Assets of the Acquired Fund at the Effective Time (as defined below) less the value of the Liabilities (as defined below) at the Effective Time; and

(b)  assume all of Acquired Fund’s liabilities described in Section 1.3 (“Liabilities”).

The transactions described in this Section 1.1 shall take place at the Closing (as defined in Section 3.1).

1.2   The Assets shall consist of all assets, investments and property of every kind and nature – including, without limitation, all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Acquired Fund owns at the Effective Time, and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time.

1.3 The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties existing as of the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in Section 4.1(aa)) borne by Acquiring Trust Adviser pursuant to Section 7. Notwithstanding the foregoing, Acquired Fund shall endeavor to discharge all of its known liabilities, debts, obligations, and duties that are or will become due before the Effective Time, other than those incurred in the ordinary course of business that are associated with Assets of the Acquired Fund to be transferred to the Acquiring ETF, prior to Closing and Acquired Fund Trust shall maintain Directors & Officers (D&O) liability insurance covering the Acquired Fund Trust’s trustees and officers with respect to pre-Closing liabilities, which insurance coverage shall survive the Closing for a reasonable period. Any such liabilities incurred prior to Closing in the ordinary course of business that are associated with the assets of the Acquired Fund to be transferred to the Acquiring ETF not so discharged and existing at Closing shall be assumed by the Acquiring ETF.

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1.4 If the dividends and/or other distributions made by Acquired Fund to its shareholders of record through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain -- and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively -- for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Acquired Fund will have no unpaid tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5 The Acquired Fund will identify each shareholder of record that holds Acquired Fund Shares through an account that is not permitted to hold Acquiring  ETF Shares, including fund direct individual retirement accounts (each, a “Non-Qualifying Account”) and will redeem those shareholders prior to the Closing Date (as defined below). The Acquired Fund shall permit shareholders other than direct individual retirement accounts to transfer ownership from a Non-Qualifying Account to an account that may hold Acquiring ETF Shares (each, a “Qualifying Account”) upon request prior to the Closing Date.

1.6 At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute all the Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, it receives pursuant to Section 1.1(a) to its shareholders of record determined at that time (each, a “Shareholder”), in constructive exchange for their Acquired Fund Shares, and shall completely liquidate (which shall be treated as a complete liquidation of Acquired Fund for federal income tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). Each Shareholder will receive a number of full Acquiring ETF Shares pursuant to this Section 1.6 that, when combined with cash received by such Shareholder pursuant to this Section 1.6 in lieu of fractional Acquiring ETF Shares, has a value equal to the value of the Acquired Fund Shares exchanged therefor. Such liquidation and distribution will be accomplished by the transfer of the Acquiring ETF Shares then credited to the account of the Acquired Fund on, as appropriate, the books, share records, or global Depository Trust Company (“DTC”) certificate (in each case, the “Global Certificate”) of the Acquiring ETF to open accounts on the Global Certificate of the Acquiring ETF in the names of the Qualifying Accounts of the Shareholders and representing the respective number of Acquiring ETF Shares due to each Shareholder. Cash in lieu of fractional Acquiring ETF Shares, if any, shall be distributed to Shareholders entitled to such cash. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled.

1.7 Notwithstanding anything to the contrary herein, fractional Acquiring  ETF Shares will not be issued to the Shareholders. If the calculation of the distribution amount of Acquiring ETF Shares to any Shareholder results in fractional shares, such Fund Shareholder will receive an amount in cash equal to the NAV of the fractional Acquiring ETF Shares that would otherwise be received at the Closing.

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1.8  DTC will act as securities depositary for the Acquiring ETF Shares. The Acquiring ETF Shares are represented by a global securities certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for the Acquiring ETF Shares. Access to DTC system is available to, among others, both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with DTC directly of a participant in DTC (“DTC Participants”) or indirectly (“Indirect Participants”). Beneficial ownership of all Acquiring ETF Shares will be limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Acquiring ETF Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants). Beneficial Owners will receive from or through DTC Participants a written confirmation relating to their ownership of the Acquiring ETF Shares.

1.9 Any transfer taxes payable on the issuance and transfer of Acquiring  ETF Shares in a name other than that of the registered holder on the Acquired Fund’s Global Certificate, actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.10  Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns (for periods ending on or before the Effective Time), and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Acquired Fund’s responsibility up to and including the date on which the Acquired Fund is terminated.

1.11 After the Effective Time, Acquired Fund shall not conduct any business except in connection with its termination and complete liquidation. As soon as reasonably practicable after distribution of the Acquiring  ETF Shares pursuant to Section 1.6, but in all events within six months after the Effective Time, Acquired Fund shall be terminated as a series of Acquired Fund Trust.

2.	VALUATION

2.1 For purposes of Section 1.1(a), the value of the Assets and the value of the Liabilities to be assumed by the Acquiring ETF will in each case be determined as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Acquired Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Acquiring Trust’s then-current prospectus and statement of additional information, as amended from time to time (“Pro/SAI”) including Acquiring ETF and valuation procedures established by its Board (the “Valuation Procedures”).

2.2 For purposes of Section 1.1(a), the NAV per share of Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares to be delivered to the Acquired Fund shall be computed at the Valuation Time, using the Valuation Procedures.

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2.3 All computations pursuant to Sections 2.1 and 2.2 shall be made (a) by or under the direction of Acquiring Trust Adviser or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1 Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about [XX XX, 2027] (such date the “Closing Date” and such time the “Effective Time”). The Closing shall be held at Acquiring Trust’s offices or at such other place as to which the Investment Companies agree. The Closing may also be held by facsimile, email or such other communication as the Investment Companies agree.

3.2 Acquired Fund Trust shall cause the custodian of Acquired Fund’s assets (“Acquired Fund Custodian”) (a) to make Acquired Fund’s portfolio securities available to Acquiring Trust (or to its custodian (“Acquiring Custodian”), if Acquiring Trust so directs), for examination, no later than five business days preceding the Effective Time, it being understood that such holdings may change prior to the Effective Time, and (b) to transfer and deliver the Assets as of the Effective Time to the Acquiring Custodian for Acquiring ETF’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Acquired Fund Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Acquired Fund’s assets are deposited, in the case of Acquired Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. If Acquired Fund is unable to make such delivery at the Effective Time in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Effective Time have not yet been delivered to Acquired Fund or its broker, then Acquiring ETF may, in its sole discretion, waive the delivery requirements of this Section with respect to such undelivered Assets if Acquired Fund has, by or at the Effective Time, delivered to Acquiring ETF or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by Acquiring ETF or the Acquiring Custodian, such as brokers’ confirmation slips. Acquired Fund Trust shall also direct the Acquired Fund Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) (a) stating that pursuant to proper instructions provided to the Acquired Fund Custodian by Acquired Fund Trust, the Acquired Fund Custodian has delivered all of Acquired Fund’s portfolio securities, cash, and other Assets to the Acquiring Custodian for Acquiring ETF’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The Acquiring Custodian shall certify to Acquiring Trust that such information, as reflected on Acquiring ETF’s books immediately after the Effective Time, does or will conform to that information as so certified by the Acquired Fund Custodian. The Acquiring ETF hereby agrees to keep any portfolio securities information provided prior to the Effective Time confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transactions contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential to the same or greater extent as Acquiring ETF’s agreement to keep such information confidential under this Section 3.2.

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3.3 By the Closing, the Acquired Fund Trust shall cause its transfer agent to deliver to the Acquiring Trust, or its designated agent, instructions necessary for the distribution of Acquiring  ETF Shares and cash in lieu of fractional Acquiring ETF Shares as provided in Section 1.6, all as of the close of business on the Closing Date. The Acquiring Trust shall cause its transfer agent to deliver to the Acquired Fund Trust evidence that the Acquiring ETF Shares have been credited to the Acquired Fund’s account on the Global Certificate of the Acquiring ETF and that such Acquiring ETF Shares have been credited to open accounts on the Global Certificate of the Acquiring ETF in the names of the Qualifying Accounts of the Shareholders, as provided in Section 1.6 herein.

3.4 Acquired Fund Trust shall deliver to Acquiring Trust and Acquiring Trust Adviser, within five days before the Closing, it being understood that such holdings may change prior to the Effective Time, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Acquired Fund’s books at values provided by an authorized pricing vendor for Acquired Fund.

3.5 If requested by Acquiring Trust, Acquired Fund Trust shall direct Acquired Fund Trust Adviser, and other applicable service providers to deliver at the Closing copies of all work papers and supporting statements related to financial statements and tax returns, including those related to  ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Acquired Fund (collectively, “Work Papers”) for the Acquired Fund’s prior six fiscal and taxable periods that ended on or before September 30, 2025, and, if relevant, for the period from September 30, 2025,  through the Effective Time.

3.6 At the Closing, the Acquiring Trust on behalf of Acquiring  ETF and the Acquired Fund Trust on behalf of the Acquired Fund shall deliver to each other, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated as of the Effective Time, to the effect that the representations and warranties it made therein and herein are true and correct in all material respects at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.7 Each of the Acquiring Trust Adviser and the Acquired Fund Trust Adviser will agree in writing to issue, and the substance of, any press releases or other public statements with respect to the Closing, this Agreement or the Reorganization.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Acquired Fund Trust, on Acquired Fund’s behalf, represents and warrants to Acquiring Trust, on Acquiring ETF’s behalf, as follows:

(a) Acquired Fund Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust (as it may be amended from time to time) has been duly filed with the Secretary of State of Delaware (“State Secretary”), (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

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(b) Acquired Fund is a duly established and designated series of Acquired Fund Trust;

(c) Acquired Fund Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund Trust, with respect to Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Acquired Fund Trust, on Acquired Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, Acquiring Trust, on Acquiring ETF’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Acquired Fund Trust, with respect to Acquired Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of its Amended and Restated Agreement and Declaration of Trust dated August 11, 2021 (“Acquired Fund Trust’s Declaration”), or Amended and Restated By-Laws dated August 11, 2021, Delaware law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Acquired Fund Trust, on Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquired Fund Trust, on Acquired Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Acquired Fund Trust, with respect to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and swap agreements), will terminate or (2) provision for discharge and/or Acquiring ETF’s assumption of any Liabilities of Acquired Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Acquired Fund Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No material litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently known to be pending or, to Acquired Fund Trust’s best knowledge, threatened against Acquired Fund Trust, with respect to Acquired Fund or any of its properties or assets attributable or allocable to Acquired Fund that, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and Acquired Fund Trust, on Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such material litigation, proceeding, action,

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or investigation and is not known to be a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or Acquired Fund Trust’s ability to consummate the transactions contemplated hereby;

(h) The Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets for the year ended September 30, 2025, have been audited by Cohen & Company, Ltd.,   the Target Fund’s independent registered public accounting firm and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Acquired Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended; and, to Acquired Fund Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since  September 30, 2025,  there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any  incurrence by Acquired Fund of indebtedness maturing more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subsection, a decline in NAV per Acquired Fund Share due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Acquired Fund Shares by its shareholders will not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Acquired Fund Trust’s knowledge, no such Return is currently under audit and no outstanding assessment has been asserted in writing with respect to those Returns;

(k) Acquired Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares and (b) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(l) Acquired Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation ended on or prior to the Closing Date, Acquired Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle

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A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been eligible to and has computed its federal income tax under section 852; Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income tax pursuant to section 852; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(m) All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to Section 3.3 herein); and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

(n) Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o) Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)), although it may have claims against certain debtors in such a “title 11 or similar case”;

(p) On the date on which they were issued, on the effective date of the Registration Statement (as defined in Section 4.3(a)), at the time of the Shareholders Meeting (as defined in Section 5.2), and at the Effective Time, Acquired Fund’s current prospectus and statement of additional information, as amended or supplemented from time to time, did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”); provided that the foregoing will not apply to Untrue Statements or Omissions from the Registration Statement made in reliance on and in conformity with information furnished by the Acquiring Trust for use therein;

(q) The information to be furnished by Acquired Fund Trust for use in, as applicable, no-action letters, applications for orders, the Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and written information provided by the Acquired Fund Trust for inclusion in the Registration Statement (other than written information provided by Acquiring Trust for inclusion therein) will, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;

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(r) Each series of the Acquired Fund Trust (including Acquired Fund) is a managed portfolio of securities, and Acquired Fund Trust Adviser has the authority to buy and sell securities for Acquired Fund;

(s) To the best of Acquired Fund Trust’s knowledge, Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, as amended or supplemented from time to time, except as previously disclosed in writing to Acquiring Trust;

(t) The Acquiring ETF Shares to be delivered to Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u) Acquired Fund’s minute books and similar records made available to Acquiring Trust prior to the execution hereof contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Acquired Fund’s shareholder records so made available accurately reflect all record transfers in Acquired Fund’s shares prior to the execution of this Agreement; and any other books and records of Acquired Fund so made available are true and correct in all material respects and contain no material omissions with respect to Acquired Fund’s business and operations;

(v) Acquired Fund Trust has maintained with respect to Acquired Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;

(w) Acquired Fund Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(x) Acquired Fund does not have any unamortized or unpaid organizational fees or expenses;

(y) Acquired Fund has a fiscal and taxable year end of September 30; it has not changed its fiscal or taxable year since inception; and it will not change its fiscal or taxable year end prior to the Closing;

(z) None of the compensation received from Acquired Fund, Acquired Fund Adviser, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act) (“Affiliate”) of Acquired Fund or Acquired Fund Adviser (each, an “Acquired Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring ETF Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service

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agreement with any Acquired Fund Group Member; and the compensation paid to any such Shareholder by any Acquired Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(aa) No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquired Fund Group Member or, to Acquired Fund Trust’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property will be transferred to Acquired Fund or any of its shareholders by any Acquired Fund Group Member or, to Acquired Fund Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(bb) Acquired Fund Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

4.2 Acquiring Trust, on Acquiring ETF’s behalf, represents and warrants to Acquired Fund Trust, on Acquired Fund’s behalf, as follows:

(a) Acquiring Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”), and its Amended and Restated Declaration of Trust, dated August 27, 2024 (“Acquiring Trust’s Declaration”) is on file with the Secretary of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Acquiring ETF is an established and designated series of Acquiring Trust;

(c) Acquiring Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquiring Trust, with respect to Acquiring ETF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) No consideration other than Acquiring ETF Shares, cash in lieu of fractional Acquiring ETF Shares, and Acquiring ETF’s assumption of all of the Acquired Fund’s Liabilities, will be issued in exchange for the Assets in the Reorganization;

(e) Acquiring Trust, with respect to Acquiring ETF, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of Massachusetts law, the Acquiring Trust’s Declaration or Acquiring Trust’s current Bylaws dated

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August 27, 2024, or any Undertaking to which Acquiring Trust, on Acquiring ETF’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Trust, on Acquiring ETF’s behalf, is a party or by which it is bound;

(f) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Trust’s best knowledge, threatened against Acquiring Trust, with respect to Acquiring ETF or any of its properties or assets attributable or allocable to Acquiring ETF, that, if adversely determined, would materially and adversely affect Acquiring ETF’s financial condition or the conduct of its business; and Acquiring Trust, on Acquiring ETF’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring ETF’s business or Acquiring Trust’s ability to consummate the transactions contemplated hereby;

(g) Acquiring ETF is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Acquiring ETF has met (and for its current taxable year through the Effective Time will meet) the requirements of Subchapter M of Subtitle A of the Code for treatment as a RIC and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; Acquiring ETF has not at any time since its inception been liable for, and is not now liable for, any material income tax pursuant to section 852; and Acquiring ETF has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter  M did not apply to it;

(h) Acquiring ETF (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares and (b) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, (3) is not liable for any material penalties that could be imposed thereunder, (4) has not been required to file any Returns under applicable law, (5) will file its first U.S. federal income tax return after the end of its first taxable year (which will occur after the Effective Time) as a RIC on Form 1120-RIC, and (6) will take all steps necessary to ensure that it qualifies for treatment as a RIC under Subchapter M of Subtitle A of the Code at all times from and after its commencement of operations;

(i) The Acquiring ETF Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring ETF Shares and will be fully paid and non-assessable by Acquiring Trust;

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(j) There is no plan or intention for Acquiring ETF to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) All issued and outstanding Acquiring ETF Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquiring Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring ETF does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring ETF Shares, nor are there outstanding any securities convertible into any Acquiring ETF Shares; and the Acquiring ETF Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by Acquiring Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring ETF Shares, fully paid and non-assessable by Acquiring Trust;

(l) On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, Acquiring Trust’s Pro/SAI including Acquiring ETF, as amended or supplemented from time to time, did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Acquired Fund Trust for use therein;

(m) Acquiring ETF is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(n) On the date on which they were issued, on the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, as applicable, Acquiring Trust’s prospectus and statement of additional information including Acquiring ETF, as amended or supplemented from time to time, and the prospectus included in the Registration Statement did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any Untrue Statement or Omission; provided that the foregoing will not apply to Untrue Statements or Omissions from that prospectus made in reliance on and in conformity with written information furnished by the Acquired Trust for use therein;

(o) The information to be furnished by Acquiring Trust for use in, as applicable, any no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal

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securities laws and other laws and regulations; and written information provided by the Acquiring Trust for inclusion in the Registration Statement (other than written information provided by Acquired Fund Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;

(p) The Acquiring Trust’s Declaration permits Acquiring Trust to vary its shareholders’ investment; Acquiring Trust does not have a fixed pool of assets; and each series thereof (including Acquiring ETF after it commences operations) is (or will be) a managed portfolio of securities, and Acquiring Trust Adviser and each investment sub-advisor thereof have the authority to buy and sell securities for it;

(q) To the best of Acquiring Trust’s knowledge, Acquiring ETF’s investment operations from inception to the Closing Date will have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, as amended or supplemented from time to time, except as previously disclosed in writing to Acquired Fund Trust;

(r) Acquiring ETF’s minute books and similar records made available to Acquired Fund Trust prior to the Closing Date will not contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; and any other books and records of Acquiring ETF so made available will be true and correct in all material respects and contain no material omissions with respect to Acquiring ETF’s business and operations;

(s) As of the Closing Date, the Acquiring Trust will have maintained with respect to Acquiring ETF, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records will be true and correct in all material respects;

(t) Acquiring Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(u) Acquiring ETF does not have any unamortized or unpaid organizational fees or expenses;

(v) None of the compensation received from Acquiring ETF, Acquiring Trust Adviser, or any Affiliate of either of them (each, a “Acquiring ETF Group Member”) by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring ETF Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquiring ETF Group Member; and the compensation paid to any such Shareholder by any Acquiring ETF Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

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(w) No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquiring ETF Group Member or, to Acquiring Trust’s knowledge, any other person unless those expenses are Reorganization Expenses, and no cash or property will be transferred to Acquired Fund or any of its shareholders by any Acquiring ETF Group Member or, to Acquiring Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(x) Acquiring Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax); and

(y) On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, Acquiring ETF’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (2) not contain any Untrue Statement or Omission (provided, however, that this representation is not made with respect to information provided by the Acquired Fund Trust).

4.3 Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) Acquiring Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring ETF Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The aggregate NAV of the Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares each Shareholder receives will be equal to the aggregate NAV of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c)  The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring ETF and those to which the Assets are subject; and

(e) The principal purpose of Acquiring ETF’s assumption of all of the Acquired Fund’s Liabilities is not avoidance of federal income tax on the transaction.

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5.	COVENANTS

5.1 Acquired Fund Trust covenants to operate Acquired Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and other distributions.

5.2 Acquired Fund Trust covenants to call a special meeting of the Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3 Acquired Fund Trust covenants that it will assist Acquiring Trust in obtaining information Acquiring Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.4 Acquired Fund Trust covenants that it will turn over its books and records pertaining to Acquired Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Trust at the Closing (though it may keep copies of any records).

5.5 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6 Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) Acquiring Trust, on Acquiring ETF’s behalf, title to and possession of all the Assets and assumption of all the Liabilities, and (b) Acquired Fund Trust, on Acquired Fund’s behalf, title to and possession of the Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7 Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue or commence and continue, as applicable, Acquiring ETF’s operations after the Effective Time.

5.8 Acquired Fund Trust covenants that, as promptly as practicable, but in any case within 45 days, after the Effective Time, it will furnish to Acquiring Trust, in a form reasonably satisfactory thereto, a Certificate stating Acquired Fund’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to Acquiring ETF pursuant to section 381.

5.9 It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

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5.10 Acquired Fund Trust covenants that, if requested, it will cause SEI Investments Global Funds Services and/or other applicable service providers to deliver to Acquiring Trust all Work Papers for the Acquired Fund’s prior six fiscal and taxable periods ended on or before September 30, 2026, and, if relevant, for the period from September 30, 2026, through the Effective Time, in either case, no later than the earlier of (a) 45 days after the date of the written request or (b) 15 days after the Effective Time.

5.11 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

6.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund’s Shareholders at the Shareholders Meeting.

6.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop order(s) suspending the effectiveness thereof shall have been issued; to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain the same would not involve a risk of a material adverse effect on either Fund’s assets or properties.

6.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

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6.4 The Acquired Fund Trust shall have received on the Closing date the opinion of K&L Gates LLP, counsel to the Acquiring Trust (which may rely on certificates of officers or trustees of the Acquiring Trust), dated as of the Closing date, covering the following points:

(a) The Acquiring Trust is a voluntary association validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the Acquiring ETF’s properties and assets and to carry on its business, including that of the Acquiring ETF, as a registered investment company;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type with respect to itself and with respect to each series of shares it offers, including the Acquiring ETF, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The Agreement has been duly authorized by the Acquiring Trust on behalf of the Acquiring ETF and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund Trust, the Acquired Fund, and the other parties hereto, is a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring ETF, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(d) The Acquiring ETF Shares to be issued to the Acquired Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Acquired Fund’s Assets will be fully paid and non-assessable by the Acquiring Trust, and no shareholder of an Acquiring ETF has any preemptive rights to subscription or purchase in respect thereof; and

(e) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Trust’s Declaration or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring ETF, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

6.5 The Acquiring Trust shall have received on the Closing date the opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquired Fund Trust (which may rely on certificates of officers or trustees of the Acquired Fund Trust), covering the following points:

(a) The Acquired Fund Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of Acquired Fund’s properties and assets;

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(b) The Acquired Fund Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquired Fund, under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The Agreement has been duly authorized, executed and delivered by the Acquired Fund Trust, on behalf of Acquired Fund, and is a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable against the Acquired Fund Trust and the Acquired Fund in accordance with its terms; and

(d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund Trust’s Declaration or By-Laws.

6.6 The Investment Companies shall have received an opinion of K&L Gates LLP (“Tax Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it (which, notwithstanding Section 8, shall survive the Closing), and in separate letters, if Tax Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to Section 3.6(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Tax Counsel has not approved) – for federal income tax purposes:

(a) Acquiring ETF’s acquisition of the Assets in exchange solely for Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) and its assumption of the Liabilities, followed by Acquired Fund’s distribution of those shares (and cash in lieu of fractional Acquiring ETF Shares, if any) to the Shareholders actually or constructively in exchange for their Acquired Fund Shares and in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b) Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring ETF in exchange solely for Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) and Acquiring ETF’s assumption of the Liabilities, or on the subsequent distribution of the Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) to the Shareholders in exchange for their Acquired Fund Shares;

(c) Acquiring ETF will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) and its assumption of the Liabilities;

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(d) Acquiring ETF’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring ETF’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring ETF’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring ETF Shares (except with respect to cash, if any, received in lieu of fractional Acquiring ETF Shares) pursuant to the Reorganization; and

(f) A Shareholder’s aggregate basis in the Acquiring ETF Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring ETF Shares, and its holding period for those Acquiring ETF Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.

  Notwithstanding subsections (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of the tax year or on the termination or transfer thereof under a mark-to-market system of accounting.

6.7 All of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement, dated May 13, 2026 (as amended and in effect from time to time, the “Purchase Agreement”), by and between American Beacon Advisors, Inc. and RBC Rochdale, LLC shall have been satisfied or waived and the closing of the transactions contemplated by the Purchase Agreement shall occur simultaneously with the Closing on the Closing date.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in Sections 6.1, 6.2, and 6.6) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.	EXPENSES

  Subject to complying with the representations and warranties contained in Sections 4.1(aa) and 4.2(w), neither the Acquired Fund nor Acquiring ETF shall bear the Reorganization Expenses as set forth herein. Acquiring Trust Adviser will bear 100% of all costs and expenses directly related to the Reorganization, including: (1) the costs of preparing the Agreement; (2) the costs of preparing, filing, printing and mailing the combined proxy statement and prospectus on Form N-14 and related materials; (3) the costs of seeking approval of the Agreement and the Reorganization from Acquired Fund shareholders (including all proxy solicitation costs); (4) legal expenses and trustees fees that are incurred solely as a result of the Reorganization; (5) the costs of preparing the related tax and legal opinions; and (6) termination penalties payable to terminated service providers of the Acquired Fund; provided that Acquiring Trust Adviser will not pay termination penalties payable to terminated service providers of the Acquired Fund in excess of $425,000 in the aggregate. Acquired Fund Trust Adviser will pay termination penalties payable to terminated service providers of the Acquired Fund in excess of $425,000. At the Closing, Acquiring Trust Adviser and Acquired Fund Trust Adviser, as applicable, shall pay the estimated expenses to be paid by it pursuant to this Section 7, and any remaining balance shall be paid by Acquiring Trust Adviser and Acquired Fund Trust Adviser within 30 days after the Closing. Acquiring Trust Adviser and Acquired Fund Trust Adviser shall remain liable for the Reorganization Expenses regardless of whether the transactions contemplated herein occur, and this Section 7 shall survive the Closing and any termination of this Agreement pursuant to Section 9.

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Each of the Acquired Fund and Acquiring ETF will bear, as applicable, the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization in instances where the securities may not be transferred in-kind; and (ii)   transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring ETF.

Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of section 368(a)(1).

Acquiring Trust Adviser does not anticipate any indirect costs of the Reorganization, but it is anticipated that such indirect costs, if any, will be paid by the Acquiring ETF. An example of an indirect cost of a reorganization is additional auditor’s fee resulting from testing of and review of disclosures in the annual report pertaining to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in the Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of section 368(a)(1).

8.	ENTIRE AGREEMENT; NO SURVIVAL

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. Neither Investment Company has made any representation, warranty, agreement, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. Except for the provisions of Section 3.7, Sections 4.1(p) and (q), Sections 4.2(n) and (o), Section 7, and as provided in Section 6.6, the representations, warranties, agreements, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, agreement, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that the condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before 5:00 p.m., Dallas time, on May 31, 2027, or another date to which the Investment Companies agree in writing; or

9.2 By the Investment Companies’ mutual agreement; or

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9.3 By either Investment Company, in the event that the Acquired Fund does not receive the requisite Shareholder approval of the Reorganization.

In the event of termination under Sections 9.1(c) or (d), 9.2, or 9.3, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company, except that the provisions of Section 7 shall survive any termination of this Agreement.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Acquired Fund’s Shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.	NOTICES AND OTHER COMMUNICATIONS

Any notice or other communication under this Agreement must be in writing and shall be deemed given when it is delivered in person or sent by facsimile or electronic mail (with proof of receipt at the required facsimile number or email address), on the business day after the day on which it is delivered to a major nationwide overnight delivery service with instructions to make next business day delivery, or on the third business day after the day on which it is mailed by first class mail from within the United States of America, addressed as follows:

If to Acquiring Trust or Acquiring Trust Adviser:

American Beacon Funds
American Beacon Advisors, Inc
220  E. Las Colinas Blvd., Suite 1200
Irving, Texas 75039
Email: legal@ambeacon.com

 Attn: President with a copy to Chief Legal Officer

If to Acquired Fund Trust or Acquired Fund Trust Adviser:

City National Rochdale Funds
RBC Rochdale

400 Park Ave.

New York, NY 10022

Email: Charles.Luke@cnr.com, with a copy to Leigh.Muniz@cnb.com

A-22

13.	MISCELLANEOUS

13.1 This Agreement shall be governed by and construed in accordance with the internal laws of New York, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.2 Each Investment Company represents that there is no person who has dealt with it who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.3 All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

13.4 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Acquiring Trust, on Acquiring ETF’s behalf, or Acquired Fund Trust, on Acquired Fund’s behalf, and its respective successors and assigns any rights or remedies under or by reason of this Agreement. Neither this Agreement nor any right of any party under it may be assigned.

13.5 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees or officers solely in their capacities as trustees or officers and not individually, and that each Investment Company’s obligations hereunder are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the applicable Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or the applicable Fund’s behalf, shall look only to the other applicable Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

13.6 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[The remainder of this page has been intentionally left blank. The signature page follows.]

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
City National Rochdale Funds, on behalf of its series, City National Rochdale Municipal High Income Fund
By:
Name:
Title:
American Beacon Select Funds, on behalf of its series, American Beacon Aberdeen Municipal High Income ETF
By:
Name:
Title:

For purposes of Section 3.7 and Section 7 only: RBC Rochdale, LLC

By:
Name:
Title:

American Beacon Advisors, Inc.

By:
Name:
Title:
A-24

Appendix B: OWNERSHIP OF SHARES

As of the Record Date, the following persons were record owners (or to the knowledge of the Target Trust, beneficial owners) of 5% or more of any class of the shares of the Target Fund.1 The Target Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons may be deemed to “control” the Target Fund within the meaning of the 1940 Act if they own beneficially or through controlled companies more than 25% of the voting securities of the Target Fund or acknowledge the existence of control. Shareholders controlling the Target Fund may have a significant impact on any shareholder vote of the Target Fund. The actions of an entity or person that controls the Target Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Target Fund or large  redemptions by a control person could cause the Target Fund’s other shareholders to pay a higher pro rata portion of  the Target Fund’s expenses. The Trustees and Officers of the Target Trust, as a group, owned less than 1% of all classes of each Target Fund’s shares outstanding as of the Record Date.

City National Rochdale Municipal High Income Fund– Class Service

Name and Address of Principal Holder	Percent of Share Class Owned	Record or Beneficial Ownership	Share Class Percentage Owned After the Reorganization	Percent of Target Fund Owned (if >25%)
ATTN MUTUAL FUND ADMINISTRATOR C/O CITY NATIONAL BANK ID 541 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	96.08%	Record	31.82%

[1]	The Target Fund has no information regarding the beneficial owners of Target Fund shares owned through accounts with financial intermediaries.

City National Rochdale Municipal High Income Fund– Class N

Name and Address of Principal Holder	Percent of Share Class Owned	Record or Beneficial Ownership	Share Class Percentage Owned After the Reorganization	Percent of Target Fund Owned (if >25%)
NATIONAL FINANCIAL SERVICES LLC ADMINISTRATOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	38.08%	Record	24.35%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	34.81%	Record	22.26%
C/O GWP US ADVISORS SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	18.32%	Record	11.72%
B-1

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.03%	Record	5.14%

[1]	The Target Fund has no information regarding the beneficial owners of Target Fund shares owned through accounts with financial intermediaries.

American Beacon Aberdeen Municipal High Income ETF

Name and Address of Principal Holder	Percent of Share Class Owned	Record or Beneficial Ownership	Share Class Percentage Owned After the Reorganization	Percent of Target Fund Owned (if >25%)
Charles Schwab & Co, Inc 211 Main St San Francisco, CA 94105-1905	24.94%	Record	0.73%
Citibank N.A. Agency & Trust 388 Greenwich Street New York, NY 10013-2362	74.84%	Record	2.20%	74.84%
B-2

APPENDIX C: ADDITIONAL INFORMATION ABOUT THE ACQUIRING ETF

References to “the Fund” or “a Fund” in this section refer to the Acquiring ETF, and references to “the Trust” are to the Acquiring Trust.

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment policies, its principal strategies, its principal risks, and performance index. However, this Prospectus does not describe all of the Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix A. For additional information, please see the Fund’s SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-833-471-3562, by U.S. mail at the Fund’s Distributor, Foreside Financial Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101, or by e-mail at  americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

The Fund’s investment objective is to seek to provide a high level of current income that is not subject to federal income tax.

The Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Fund’s Board without the approval of Fund shareholders.

80% Investment Policy

The American Beacon Aberdeen Municipal High Income ETF has a fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of tax-exempt municipal bonds.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment objective.

Additional Information About Investments

This section provides more detailed information regarding certain of the Fund’s principal investment strategies.

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Municipal Securities

The Fund’s investments in, or exposure to, municipal securities instruments may include:

•	Auction Rate Securities. Auction rate securities are bonds whose interest rates are reset at specified intervals through an auction process designed to determine a single rate that enables purchases and sales of the auction rate securities to take place at par. Provided that the auction is successful, auction rate securities would permit the holder to sell the securities in an auction at par value at specified intervals.
•	General Obligation Bonds. General obligation bonds are municipal securities that are backed by the full faith and credit of a state or local government issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues, and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds may vary according to the law applicable to a particular issuer, and payment maybe dependent upon appropriation by the issuer’s legislative body.
•	Municipal Commercial Paper and Notes. Municipal commercial paper and notes are unsecured short-term obligations issued by a state or municipality.
•	Municipal Lease Obligations. Municipal lease obligations are obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal lease obligations may take the form of a lease, an installment purchase contract, or a participation interest in any of the above.
•	Private Activity Bonds. Private activity bonds are revenue bonds that finance private initiatives, such as housing bonds that finance pools of single-family mortgages; student-loan bonds that finance student loans; education bonds that finance charter schools; and health care bonds that finance hospitals and other medical facilities.
•	Revenue Obligations. Revenue bonds are payable only from specific sources, such as the revenue from a particular project, special taxes, certain lease payments, or other appropriated funds.
•	Moral Obligation Bonds. A moral obligation bond is a type of revenue bond with a non-binding commitment by the state or municipality to pay principal and interest if revenues from a project are insufficient to make such payments. This payment generally requires appropriation by the state legislature or municipal authority, which is not legally required.
•	Tender-Option Bond Floaters. Tender option bond floaters are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests one of which is tender option bond floaters. These are floating rate certificates that receive tax-exempt interest based on short-term rates and its holders may tender the certificates to the trust at face value. Investments in tender option bond floaters expose the Fund to variable and floating rate securities risk. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.

Additional Information About Performance Index

The Fund’s performance is compared to the Bloomberg Municipal Bond Index. Set forth below is additional information regarding the index to which the Fund’s performance is compared.

The  Bloomberg Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

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Notice Regarding Index Data

“Bloomberg®” and the Bloomberg indices listed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the distributor hereof (the “Licensee”).

The financial products named herein (the “Products”) are not sponsored, endorsed, sold or promoted by  Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities or commodities generally or in the Product particularly. The only relationship of Bloomberg to Licensee is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Licensee or the Products. Bloomberg has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Products, in connection with the administration, marketing or trading of the Products.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCT OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Portfolio Holdings Information

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through the website. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s  portfolio holdings is available in the Fund’s SAI. The holdings of the Fund can be found on the Fund’s website at www.americanbeaconfunds.com/products/etfs/american-beacon-aberdeen-municipal-high-income-etf/.

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Valuation of Shares

The Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from the Fund’s market price. Investors that purchase and sell the Fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share.

The NAV per share of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.

The Valuation Rule permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule.

C-4

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed-income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the  Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on “Quick Links” and then “Daily NAVs.”

About Your Investment

Purchase and Redemption of Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer that enters into an Authorized Participant agreement with the Distributor (an “Authorized Participation Agreement”) may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

C-5

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, but may be closed at other times. When a  holiday  observed by the Exchange falls on a Saturday, the Exchange will not be open for business on the preceding Friday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

For more information on how to buy and sell shares of the Fund, call 1-833-471-3562 or visit www.americanbeaconfunds.com.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at www.americanbeaconfunds.com/products/etfs/American-beacon-aberdeen-municipal-high-income-etf/. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to compliance with Rule 12d1-4 under the Investment Company Act, including, in certain cases, that such investment companies enter into an agreement with the Fund.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

C-6

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Beneficial Ownership

The Depository Trust Company (“DTC”) serves as securities depository for the Fund’s shares. DTC, or its nominee, is the owner of record for all outstanding shares. Beneficial owners of the Fund’s shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) the securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC (“DTC Participants”), and (iii) brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests (“Indirect Participants”). The Trust understands that, under existing industry practice, in the event the Fund requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. For more detailed information, see “Book Entry Only System” in the Fund’s Statement of Additional Information.

Payments to Financial Intermediaries

The Manager and/or the Manager’s affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Manager or its affiliates from their own resources, and constitute what it sometimes referred to as “revenue sharing.”

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The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Compensation received by a financial intermediary from the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover the development of technology platforms and reporting systems, data provision services, financial intermediaries making shares of the Fund available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor, services provided in connection with such fund supermarket platforms and programs, or costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary and the prospect of receiving it may create conflicts of interest between the intermediary and its customers and may provide the financial intermediary with an incentive to recommend the shares of the Fund or another fund in the American Beacon Funds complex over other potential investments, and may cause it to make decisions about the level of services provided to its customers based on the payments or other financial incentives it is eligible to receive. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within their organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Frequent Trading and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the  Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The  Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

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Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on a monthly basis and distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to  below collectively as “other distributions”) on an annual basis (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table under “Taxes”).

The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Any dividends are paid monthly, and capital gains distributions and other distributions are paid annually.

No dividend reinvestment service is provided by the Fund. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.

Taxes

The Fund intends to distribute exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, distributions of any taxable net investment income and net short-term or long-term capital gains are taxable to you as ordinary income or capital gains, whether paid in cash or reinvested in additional Fund shares, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon withdrawal of your investment from such account or plan). A portion of the Fund’s exempt-interest dividends may be a specific tax preference item for purposes of the federal alternative minimum tax. Exempt-interest dividends may also be subject to state and local income taxes.

Fund distributions other than exempt-interest dividends are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are exempt-interest dividends, are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

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Type of Transaction	Federal Tax Status
Exempt-interest dividends	Generally exempt from regular federal income tax
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to “qualified dividend income,” if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an “individual”) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A shareholder may realize a taxable gain or loss when selling shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held. Any capital gain an individual shareholder recognizes on a sale of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions (other than exempt-interest dividends) the Fund pays and net gains realized on the sale or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

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Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Additional Information

The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

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Distribution Plan

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act, which allows the Fund to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. The Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement, to be used for the sale and distribution of Fund shares. The Plan provides that the shares of the Fund may pay up to 0.25% per annum of the average daily net assets attributable to the shares, to the Manager (or another entity approved by the Board). Because these fees would be paid out of the Fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. There is no present intention of Fund shares paying, accruing, or incurring any Rule 12b-1 fees and Fund shares will not pay, accrue or incur any Rule 12b-1 fees until such time as approved by the Fund’s Board.

Portfolio Holdings

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of business on the previous day through the Fund’s website at www.americanbeaconfunds.com/products/etfs/american-beacon-aberdeen-municipal-high-income-etf/. A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may also access on the Fund’s website at www.americanbeaconfunds.com  or by calling 1-833-471-3562 to request a free copy.

Delivery of Documents

The summary prospectus is available, and the Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) will be available, online at  www.americanbeaconfunds.com. If you are interested in electronic delivery of the  Fund’s summary prospectus or Shareholder Reports, please go to www.americanbeaconfunds.com and click on “Quick Links” and then “Register for E-Delivery.”

To reduce expenses, your financial institution may mail only one copy of the materials described above to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

GLOSSARY

Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Board	Board of Trustees
Capital Gains Distributions	Distributions of realized net capital gains
CFTC	Commodity Futures Trading Commission
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CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems
Distributor	Foreside Financial Services, LLC
Dividends	Distributions from the Fund’s net investment income
DRD	Dividends-received deduction
DTC	Depository Trust Company
ETF	Exchange-traded Fund
EU	European Union
Exchange	NYSE Arca, Inc., a national securities exchange on which shares of the Fund are listed
Forwards	Foreign Currency Forward Contracts
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Management Agreement	The Fund’s Management Agreement with the Manager
NAV	Fund’s net asset value
NDF	Non-deliverable foreign currency forward contract
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Select Funds or Trust	American Beacon Select Funds
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State Street	State Street Bank and Trust Company
UK	United Kingdom
Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Board	Board of Trustees
Capital Gains Distributions	Distributions of realized net capital gains
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems
Distributor	Foreside Financial Services, LLC
Dividends	Distributions from the Fund’s net investment income
DRD	Dividends-received deduction
DTC	Depository Trust Company
ETF	Exchange-traded Fund
EU	European Union
Exchange	NYSE Arca, Inc., a national securities exchange on which shares of the Fund are listed
Forwards	Foreign Currency Forward Contracts
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Management Agreement	The Fund’s Management Agreement with the Manager
NAV	Fund’s net asset value
NDF	Non-deliverable foreign currency forward contract
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
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APPENDIX D: FINANCIAL HIGHLIGHTS

Target Fund

The table that follows presents performance information for the Servicing Class and Class N shares of the Target Fund for the periods shown. This information is intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Target Fund share. Total return illustrates how much your investment in the Target Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information provided below for the fiscal periods ended September 30, 2025, 2024 and 2023, has been derived from financial statements audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the Target Fund’s Annual Financials and Other Information, which is available on the Target Fund’s website and as part of the Target Fund’s Form N-CSR filing for the fiscal year ended September 30, 2025. The financial statements for the fiscal years ended September 30, 2022 and 2021 were audited by the Target Fund’s prior independent registered public accounting firm. The information for the six months ended March 31, 2026, has not been audited.

City National Rochdale Municipal High Income Fund Financial Highlights

Class N (commenced operations on December 30, 2013)

Fiscal Year Ended	For the six months ended March 31, 2026 (Unaudited)	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.14	$9.48	$8.67	$8.97	$11.07	$10.61
Net Investment Income†	$0.19	$0.40	$0.39	$0.36	$0.31	$0.33
Net Realized and Unrealized Gains (Losses) on Securities	$0.05	($0.36)	$0.81	($0.31)	($2.10)	$0.46
Dividends from Net Investment Income	($0.18)	($0.38)	($0.39)	($0.35)	($0.31)	($0.33)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Net Asset Value, End of Period	$9.20	$9.14	$9.48	$8.67	$8.97	$11.07
Total Return‡	2.67%	0.48%	14.04%	0.44%	(16.47%)	7.51%
Net Assets, End of Period (000)	$462,935	$486,237	$544,405	$616,138	$835,922	$1,235,195
Ratio of Expenses to Average Net Assets(1)	1.15%	1.13%	1.10%	1.08%	1.07%	1.07%
Ratio of Net Investment Income to Average Net Assets(1)	4.03%	4.39%	4.34%	3.99%	2.97%	3.03%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	1.15%	1.13%	1.10%	1.08%	1.07%	1.07%
Portfolio Turnover Rate	4%	23%	18%	25%	48%	15%
D-1

Servicing Class (commenced operations on December 30, 2013)

Fiscal Year Ended	For the six months ended March 31, 2026 (Unaudited)	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.15	$9.48	$8.67	$8.98	$11.08	$10.62
Net Investment Income†	$0.20	$0.43	$0.42	$0.39	$0.33	$0.36
Net Realized and Unrealized Gains (Losses) on Securities	$0.05	($0.36)	$0.80	($0.33)	($2.10)	$0.46
Dividends from Net Investment Income	($0.20)	($0.40)	($0.41)	($0.37)	($0.33)	($0.36)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Net Asset Value, End of Period	$9.20	$9.15	$9.48	$8.67	$8.98	$11.08
Total Return‡	2.68%	0.84%	14.32%	0.58%	(16.24%)	7.77%
Net Assets, End of Period (000)	$255,245	$275,058	$296,556	$442,104	$592,435	$823,230
Ratio of Expenses to Average Net Assets(1)	0.90%	0.88%	0.85%	0.84%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets(1)	4.28%	4.65%	4.59%	4.24%	3.22%	3.27%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	0.90%	0.88%	0.85%	0.84%	0.82%	0.82%
Portfolio Turnover Rate	4%	23%	18%	25%	48%	15%

*	Amount represents less than $0.001.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡	Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

D-2

Acquiring ETF

American Beacon Aberdeen Municipal High Income ETF

Financial Highlights

(For a share outstanding throughout the period)

	June 24, 2026A to July 31, 2026 (unaudited)
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment incomeB	0.12
Net (losses) on investments (both realized and unrealized)	(0.56)
Total (loss) from investment operations	(0.44)
Less distributions:
Total distributions	-
Net asset value, end of period	$24.56
Total returnC	(1.76	)%D
Ratios and supplemental data:
Net assets, end of period	$19,649,917
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.55	%E
Expenses, net of reimbursements and/or recoupments	0.55	%E
Net investment income, before expense reimbursements and/or recoupments	4.48	%E
Net investment income, net of reimbursements and/or recoupments	4.48	%E
Portfolio turnover rate	61	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
D-3

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2026

City National Rochdale Municipal High Income Fund

a series of City National Rochdale Funds

400 Park Avenue, New York, New York 10022

1-888-889-0799

American Beacon Aberdeen Municipal High Income ETF

a series of American Beacon Select Funds

220 East Las  Colinas Boulevard, Suite 1200 Irving, Texas 75039

1-817-391-6100

Acquisition of the Assets and Assumption of the Liabilities of:		By and in Exchange for Shares of:
City National Rochdale Municipal High Income Fund		American Beacon Aberdeen Municipal High Income ETF
Servicing Class Shares	→	ETF Shares

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization (the “Reorganization”) of the City National Rochdale Municipal High Income Fund (the “Target Fund”), a series of City National Rochdale Funds (the “Target Trust”) into the American Beacon Aberdeen Municipal High Income ETF (the “Acquiring ETF”), a series of the American Beacon Select Funds (“Acquiring Trust” or “Trust”). At the time of the Reorganization, shareholders of the Target Fund automatically will become shareholders of the Acquiring ETF, by receiving shares of the Acquiring ETF and cash for any fractional shares of the Acquiring ETF that would have been received in the exchange.

This  SAI, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus (“Proxy Statement”) dated October 9, 2026, relating to the Reorganization for the special meeting of shareholders of the Target Fund. The Proxy Statement is a proxy statement for the Target Fund shareholders and a prospectus for the shares of the Acquiring ETF that would be issued in connection with the Reorganization. Copies of the Proxy Statement may be obtained without charge, upon request, by writing to the Target Trust at SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, calling (toll-free) 1-888-889-0799, or visiting the Target Fund’s website, www.citynationalrochdalefunds.com.

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The Acquiring ETF commenced operations on June 24, 2026, and as a result, financial statements for the Acquiring ETF are not available. When available, financial statements for the Acquiring ETF can be accessed on its website at www.americanbeaconfunds.com.

This  SAI is incorporated by reference into the Proxy Statement/Prospectus. In other words, it is legally a part of the Proxy Statement/Prospectus. Capitalized terms in this SAI have the same definition as in the Proxy Statement/Prospectus, unless otherwise defined.

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Table of Contents

1.	Information Incorporated by Reference
2.	Supplemental Financial Information

Information Incorporated by Reference

Each of the following documents is incorporated by reference herein and legally forms a part of the SAI:

1.	The SAI for the Target Fund, dated January 28, 2026 (File Nos. 333-16093 and 811-07923), as supplemented and/or amended.

a. Supplement to the Prospectus and  SAI of the Target Fund, dated May 18, 2026.

2.	The SAI for the Acquiring ETF, dated June 24, 2026 (File Nos. 333-88343 and 811-09603).
3.	The Annual Shareholder Report, audited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal year ended September 30, 2025.
4.	The Semi-Annual Shareholder Report, unaudited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal period ended March 31, 2026.
5.	The Semi-Annual Shareholder Report, unaudited financial statements and other information filed on Form N-CSR for the Acquiring ETF for the fiscal period ended July 31, 2026.

The documents incorporated by reference above include information about other funds in the Target Trust and Acquiring Trust that are not relevant to the Reorganization. Please disregard that information.

Supplemental Financial Information

A table showing the current fees and expenses of the Target Fund, the current fees and expenses of the Acquiring ETF, and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization, are included in the “Comparative Fee and Expense Tables” section of the proposal in the Proxy Statement/Prospectus. The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Target Fund modified to show the effects of such changes are not required and are not included. There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring ETF.

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